Exhibit 4.1(c)

INTELLECTUAL PROPERTY SECURITY AGREEMENT

dated as of

August 9, 2006

among

NIELSEN FINANCE LLC,

THE OTHER GRANTORS IDENTIFIED HEREIN

and

CITIBANK, N.A.,

as Collateral Agent

SECTION 5.13.	Termination or Release	16

SECTION 5.14.	Additional Restricted Subsidiaries	17

SECTION 5.15.	General Authority of the Collateral Agent	17

SECTION 5.16.	Collateral Agent Appointed Attorney-in-Fact	17

Schedules

Schedule I	Intellectual Property

Exhibits

Exhibit I	Form of Supplement

INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of August 9, 2006 among NIELSEN FINANCE LLC (the “U.S. Borrower”), the other Grantors identified herein and who become a party hereto from time to time and CITIBANK, N.A., as Collateral Agent.

Reference is made to the Credit Agreement dated as of August 9, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, VNU Holding and Finance B.V., VNU, Inc., the Guarantors party thereto from time to time, the lenders and other parties thereto from time to time and CITIBANK, N.A., as Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Guarantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 2.04(d).

“Agreement” means this Intellectual Property Security Agreement.

“Claiming Party” has the meaning assigned to such term in Section 4.02.

“Collateral” has the meaning assigned to such term in Section 2.01(a).

“Contributing Party” has the meaning assigned to such term in Section 4.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Grantor” means each of the U.S. Borrower, VNU, Inc., each Guarantor that is a party hereto, and each Guarantor that is a Domestic Subsidiary that becomes a party to this Agreement after the Closing Date.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“Intellectual Property Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule I.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

2

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule I, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Security Interest” has the meaning assigned to such term in Section 2.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule I, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Security Interests

SECTION 2.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, including the Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following

3

assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i) all Copyrights;

(ii) all Patents;

(iii) all Trademarks;

(iv) all Licenses;

(v) all other Intellectual Property; and

(vi) all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 2.02. Representations and Warranties. The U.S. Borrower represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

4

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in the Perfection Certificate (or specified by notice from the applicable Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided in the next sentence and as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, including the Guarantees, (ii) subject to the filings described in Section 2.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this

5

Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(d) The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, after the Closing Date, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 2.03. Covenants. (a) The U.S. Borrower agrees promptly to notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, or (iii) in the jurisdiction of organization of any Grantor.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(c) The U.S. Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule I or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the

6

representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(d) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(e) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

SECTION 2.04. As to Intellectual Property Collateral. (a) Except to the extent failure to act could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States, to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral (or applications therefor) and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 or the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

7

(b) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except where failure to do so could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Twice every fiscal year of the U.S. Borrower (beginning with the annual financial statements delivered for fiscal year 2006, at the time of delivery of annual financial statements and financial statements for the second fiscal quarter of each fiscal year), with respect to issued or registered Patents (or published applications therefor), Trademarks (or applications therefor), or registered Copyrights, each Grantor shall sign and deliver to the Administrative Agent an appropriate Intellectual Property Security Agreement with respect to all applicable Intellectual Property owned or exclusively licensed by it as of the last day of such period, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Administrative Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate.

(f) Nothing in this Agreement prevents any Grantor from discontinuing the use or maintenance of any or its Intellectual Property Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

8

ARTICLE III

Remedies

SECTION 3.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right, at the same or different times, with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and, generally, to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold

9

again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 3.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 3.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in the order provided for in Section 8.04 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

In making the determination and allocations required by this Section 3.02, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 3.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

10

SECTION 3.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent at any time after and during the continuance of an Event of Default, grant to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

ARTICLE IV

Indemnity, Subrogation and Subordination

SECTION 4.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 4.03), each Borrower agrees that in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an obligation owed to any Secured Party, the relevant Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 4.02. Contribution and Subrogation. Each Grantor other than the U.S. Borrower (a “Contributing Party”) agrees (subject to Section 4.03) that, in the event assets of any other Grantor other than the U.S. Borrower shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party and such other Grantors (the “Claiming Party”) shall not have been fully indemnified by the relevant Borrower as provided in Section 4.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Grantors on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 5.14, the date of the Intellectual Property Security Agreement Supplement executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 4.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 4.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 4.01 and 4.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the

11

Obligations. No failure on the part of any Borrower or any Grantor to make the payments required by Sections 4.01 and 4.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed to it by any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor other than the U.S. Borrower shall be given to it in care of the U.S. Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by any Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement.

12

(b) Without limitation of its indemnification obligations under the other Loan Documents, the U.S. Borrower agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing or any agreement or instrument contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 5.03 shall be payable within 10 days of written demand therefor.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

13

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.08. Right of Set-Off. In addition to any rights and remedies of the Secured Parties provided by Law and the Credit Agreement, upon the occurrence and during the continuance of any Event of Default, each Secured Party and its Affiliates is authorized at any time and from time to time, without prior notice to the U.S. Borrower or any other Loan Party, any such notice being waived by the U.S. Borrower and each Loan Party to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Secured Party and its Affiliates to or for the credit or the account of the respective Loan Parties against any and all obligations owing to such Secured Party and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Secured Party agrees promptly to notify the U.S. Borrower and the Collateral Agent after any such set off and application made by such Secured Party; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party may have.

14

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 5.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

15

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate when all the outstanding Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Obligations have been reduced to zero and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Grantor (other than the U.S. Borrower) shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Guarantor; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral (other than any transfer of Collateral to another Grantor) that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Collateral Agent.

16

SECTION 5.14. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Grantors upon becoming Restricted Subsidiaries. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of an Intellectual Property Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 5.15. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 5.16. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the U.S. Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the

17

Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

18

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NIELSEN FINANCE LLC

By	/s/ Authorized Signatory
Name:
Title:

THE GRANTORS

by	/s/ Authorized Signatories
Name:
Title:

19

CITIBANK, N.A., as Collateral Agent,

By	/s/ Authorized Signatory
Name:
Title:

20

Schedule I to the

Intellectual Property

Security Agreement

UNITED STATES PATENTS:

Patent Registrations:

Owner[1]	Registration No.	Registration Date	Description
NMR	5,379,345	1/3/95	Method and Apparatus for the Processing of Encoded Data in Conjunction with an Audio Broadcast
NMR	5,550,928	8/27/96	Audience Measurement System and Method
NMR	5,771,307	6/23/98	Audience Measurement System and Method
NMR	5,488,408	1/30/96	Attachment for Metering Channel Serial Data
NMR	5,481,294	1/2/96	Audience Measurement System
NMR	5,584,050	12/10/96	PROGRAM MONITORING SYSTEM
NMR	5,594,934	1/14/97	Real Time Correlation Meter
NMR	5,450,122	9/12/95	In-Station Television Program Encoding and Monitoring System and Method
NMR	6,647,548	11/11/03	Coded/Non-Coded Program Audience Measurement System
NMR	5,889,548	3/30/99	Television Receiver Use Metering with Separate Program and Sync Detectors
NMR	6,675,383	1/6/04	Source Detection Apparatus and Method For Audience Measurement
NMR	6,513,161	1/28/03	Source Detection Apparatus and Method For Audience Measurement
NMR	6,434,614	8/13/02	Tracking of Internet Advertisements Using Banner Tags
NMR	6,327,619	12/4/01	Metering of Internet Content Using a Control
NMR	6,523,175	2/18/03	Methods and Apparatus for Identifying the Source of a User Selected Signal Via Intermediate Frequency Probe
NMR	6,272,176	8/7/01	Broadcast Encoding System and Method
NMR	6,504,870	1/7/03	Broadcast Encoding System and Method
NMR	6,621,881	9/16/03	Broadcast Encoding System and Method
NMR	6,807,230	10/19/04	Broadcast Encoding System and Method

[1]	ACN: A.C. Nielsen (US), Inc.

BDS: Broadcast Data Systems, LLC

NMR: Nielsen Media Research, Inc.

VNUM: VNU Marketing Information, Inc.

Schedule I to the

Intellectual Property

Security Agreement

Owner[1]	Registration No.	Registration Date	Description
NMR	7,006,555	2/28/06	Broadcast Encoding System and Method
NMR	6,108,637	8/22/00	CONTENT DISPLAY MONITOR
NMR	6,510,462	1/21/03	COLLECTION OF IMAGES IN WEB USE REPORTING SYSTEM
NMR	6,460,079	10/1/02	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
NMR	6,529,952	3/4/03	METHOD AND SYSTEM FOR THE COLLECTION OF COOKIES AND OTHER INFORMATION FROM A PANEL
NMR	6,968,564	11/22/05	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	6,879,652	4/12/05	DETECTION OF SIGNAL MODIFICATION IN AUDIO STREAMS WITH EMBEDDED
NMR	6,418,470	7/9/02	METERING OF INTERNET CONTENT USING A CONTROL
NMR	4,876,736	10/24/89	METHOD AND APPARATUS FOR DETERMINING CHANNEL RECEPTION OF A RECEIVER
NMR	4,930,011	5/29/90	METHOD AND APPARATUS FOR IDENTIFYING INDIVIDUAL MEMBERS OF A MARKETING AND VIEWING AUDIENCE
NMR	5,031,228	7/9/91	IMAGE RECOGNITION SYSTEM AND METHOD
NMR	4,972,503	11/20/90	METHOD AND APPARATUS FOR DETERMINING AUDIENCE VIEWING HABITS BY JAMMING A CONTROL SIGNAL AND IDENTIFYING THE VIEWERS COMMAND
NMR	4,858,000	8/15/89	IMAGE RECOGNITION AUDIENCE MEASUREMENT SYSTEM AND METHOD
NMR	5,165,069	11/17/92	METHOD AND SYSTEM FOR NON-INVASIVELY IDENTIFYING THE OPERATIONAL STATUS OF A VCR.
NMR	5,278,988	1/11/94	AUTOMATED RECEIVER MONITORING METHOD AND APPARATUS
NMR	5,305,464	4/19/94	METHOD AND APPARATUS FOR DETERMINING CHANNEL TO WHICH A RECEIVER IS TUNED
NMR	4,967,273	10/30/90	TELEVISION PROGRAM TRANSMISSION VERIFICATION METHOD AND APPARATUS
NMR	4,805,020	2/14/89	TELEVISION PROGRAM TRANSMISSION VERIFICATION METHOD AND APPARATUS
NMR	5,526,427	6/11/96	UNIVERSAL BROADCAST CODE AND MULTI-LEVEL ENCODED SIGNAL MONITORING SYSTEM
NMR	5,425,100	6/13/95	UNIVERSAL BROADCAST CODE AND MULTI-LEVEL ENCODED SIGNAL MONITORING SYSTEM

Schedule I to the

Intellectual Property

Security Agreement

Owner[1]	Registration No.	Registration Date	Description
NMR	5,850,249	12/15/98	RECEIVER MONITORING SYSTEM WITH LOCAL ENCODING
NMR	5,629,739	5/13/97	APPARATUS AND METHOD FOR INJECTING AN ANCILLARY SIGNAL INTO A LOW ENERGY DENSITY PORTION OF A COLOR TELEVISION
VNUM	6,098,048	8/1/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING-ACTIVITY SURVEY
NMR	6,901,606	5/31/05	METHOD AND APPARATUS FOR DETECTING TIME-COMPRESSED BROADCAST
VNUM	5,845,284	12/1/98	Method and Computer Program Product for Creating a Plurality of Mixed Pseudo-Records of Weighted Mixtures of Existing Records in a Database
VNUM	5,842,218	11/24/98	Method, Computer Program Product, and System For A Reorienting Categorization Table
ACN	6,484,158	11/19/02	Dynamic Rule Based Market Research Database
ACN	6,092,069	7/18/00	Market Research Database Containing Separate Product and Naked Product Information
ACN	6,078,922	6/20/00	Market Research Database Having Historical Control Designator
ACN	D388,002	8/13/93	Scanner
ACN	5,331,544	7/19/94	Market Research Method and System for Collecting Retail Store and Shopper Market Research Data
ACN	5,315,093	5/24/94	Market Research Method & System for Collecting Retail Store Market Research Data
ACN	4,972,504	11/20/90	Marketing Research System for Obtaining Retail Data on a Real Time Basis
BDS	4,843,562	6/27/89	Broadcast Information Classification System and Method
BDS	5,210,820	5/11/93	Signal Recognition System and Method
NMR	6,353,929	3/5/02	A Cooperative System for Measuring Electronic Media
VNU Holding (Deutschland) Gmb	4,918,730	4/17/90	Method and Circuit Arrangement for the Automatic Recognition of Signal Sequences
NMR	7,039,931	05/02/06	Multi-Market Broadcast Tracking, Management and Reporting Method and System
NMR	6,512,796	1/28/03	Method and Apparatus for Inserting and Retrieving Data in an Audio Signal
NMR	6,338,043	1/8/02	Method and Apparatus for Developing a Package of Media Advertising Spots

Schedule I to the

Intellectual Property

Security Agreement

Applications:

Owner[2]	Application No.	Application Date	Description
NMR	10/125,577	4/19/02	Television Proximity Sensor
NMR	08/763,750	12/11/96	Interactive Service Device Metering Systems
NMR	09/076,517	5/12/98	Audience Measurement System for Digital Television
NMR	11/094,061	3/30/05	Use of Browser History File to Determine Web Site Reach
NMR	09/427,970	10/27/99	AUDIO SIGNATURE EXTRACTION AND CORRELATION
NMR	09/553,776	4/21/00	DETECTION OF ENTROPY IN CONNECTION WITH AUDIO SIGNALS
NMR	10/540,611	6/24/05	Methods and Apparatus for Transcoding Metadata
NMR	10/538,692	6/10/05	Methods and Apparatus for Detecting a Composition of an Audience of an Information Presenting
NMR	10/538,483	6/8/05	Methods and Apparatus to Count People Appearing in an Image
VNUM	10/211,997	8/1/02	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING-ACTIVITY SURVEY
NMR	To be assigned	2/27/06	AUDIO BASED METHODS AND APPARATUS FOR DETECTING A CHANNEL CHANGE EVENT
NMR	11/312,789	12/20/05	Signature-Based Program Identification Apparatus and Methods for Use with Digital Broadcast
NMR	11/278,917	4/6/06	Methods and Apparatus to Extract Codes from a Plurality of Channels
NMR	To be assigned	3/10/06	Digital Video Signature Apparatus and Methods for Use with Video Program Identification Systems
NMR	11/237,251	9/8/05	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	To be assigned	2/28/06	Holographic Watermarking of Video Sequences - Methods and Apparatus for Embedding and Recovering an Image for use with video content
NMR	60/786,536	3/28/06	METHODS AND APPARATUS TO MONITOR MEDIA CONTENT ON A CONSUMER NETWORK

[2]	ACN: A. C. Nielsen (US), Inc.

NMR: Nielsen Media Research, Inc.

VNUM: VNU Marketing Information, Inc.

Schedule I to the

Intellectual Property

Security Agreement

Owner[2]	Application No.	Application Date	Description
NMR	To be assigned	3/24/06	TV On/Off Detection Using Visible Screen Emissions
NMR	11/388,262	3/24/06	Method of Detecting LCD Television Display On/Off Using Optical Sensor
NMR	11/298,040	12/9/05	Methods and Apparatus for Embedding Watermarks
[US]	To be assigned	4/21/06	Methods and Apparatus for Fusing Databases
NMR	11/375,648	3/14/06	Methods and Apparatus to Operate a Metering Device with Voice Commands
NMR	To be assigned	4/17/06	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
ACN	09/329,487	6/10/99	Method and System for Market Research Data Mining
ACN	09/512,498	2/24/00	Method and System for Market Research Data Mining
NMR	60/714,055	9/2/05	Method and Apparatus to Meter Printed Media
Not yet assigned by inventor	60/732,952	11/3/05	Methods of Collecting and Processing Data Related to the Consumer Behaviour of Customers of Retail Stores
NMR	To be assigned	4/05/06	IPTV Audience Measurement Using IP Packet Capturing Software
NMR	60/720,391	9/26/05	Methods and Apparatus for Metering Computer-Based Video
NMR	60/749,443	12/12/05	Systems and Methods to Wirelessly Meter Audio/Visual Devices
NMR	60/782,768	03/16/06	Methods and Apparatus to Monitor Media Content on a Consumer Network
NMR	60/761,678	1/24/06	Display Device On/Off Detection Methods and Apparatus
NMR	60/708,557	8/16/05	Display Device On/Off Detection Methods and Apparatus
NMR	60/757995	1/11/06	Methods and Apparatus to Recruit Call Center Personnel
NMR	60/757996	1/11/06	Methods and Apparatus to Recruit Call Center Personnel
NMR	11/400,944	4/10/06	Multi-Market Broadcast Tracking, Management and Reporting Method and System
NMR	10/659,514	9/10/03	Remote Sensing System
NMR	60/729,421	10/21/05	Method and Apparatus for Metering a Portable Media Player
NMR	60/786,196	03/27/06	Method and Apparatus for Metering a Portable Media Player
NMR	To be assigned	3/31/06	Methods, Systems, and Apparatus for Multi-Purpose Metering
NMR	60/761,092	1/23/06	Software Audio Capture Methods and Apparatus
NMR	60/781,625	3/13/06	Methods and Apparatus for Using Radar to Monitor Audiences in Media Environments
NMR	To be assigned	3/27/06	Methods and Systems to Meter Media Content Presented on a Wireless Communication Device
NMR	09/973,893	1/8/02	Method and Apparatus for Identifying a Digital Audio Signal

Schedule I to the

Intellectual Property

Security Agreement

Owner[2]	Application No.	Application Date	Description
NMR	10/492,471	4/12/04	Method and Apparatus for Identifying a Digital Audio Signal
NMR	11/037,277	1/18/05	Television Proximity Sensor
NMR	10/047,734	11/9/01	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	10/693,549	10/24/03	Source Detection Apparatus and Method For Audience Measurement
NMR	10/284,409	10/31/02	Interactive Service Device Metering Systems
NMR	09/909,224	7/19/01	Audience Measurement System for Digital Television
NMR	09/955,691	9/19/01	Detection of Media Links in Broadcast Signals
NMR	09/490,495	1/25/00	CONTENT DISPLAY MONITOR
NMR	11/143,808	6/2/05	AUDIO SIGNATURE EXTRACTION AND CORRELATION
NMR	11/100,291	4/6/05	Multi-Band Spectral Audio Encoding
NMR	10/794,194	3/5/04	DETECTION OF SIGNAL MODIFICATION IN AUDIO STREAMS WITH EMBEDDED CODE
NMR	09/883,546	6/18/01	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	10/867,190	6/14/04	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	10/970,585	10/21/04	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	10/483,825	4/17/03	METHODS AND APPARATUS TO DETECT CONTENT SKIPPING BY A CONSUMER OF A RECORDED PROGRAM
NMR	10/530,233	9/6/05	Methods and Apparatus to Present Survey Information
NMR	11/138,576	5/26/05	Apparatus and Methods for Tracking and Analyzing Digital Recording Device Event Sequences
NMR	10/274,018	10/18/02	Method and Apparatus for the Analysis of Broadcast Data renamed - Multi-Market Broadcast Tracking Management and Reporting Method and System
NMR	Not yet assigned	7/14/06	PORTABLE AUDIENCE MEASUREMENT ARCHITECTURES AND METHODS FOR PORTABLE AUDIENCE MEASUREMENT
NMR	10/596,858	6/27/06	METHODS AND APPARATUS TO DISTINGUISH A SIGNAL ORIGINATING FROM A LOCAL DEVICE FROM A BROADCAST SIGNAL
NMR	60/810,745	6/2/06	DIGITAL RIGHTS MANAGEMENT SYSTEMS AND METHODS FOR AUDIENCE MEASUREMENT
NMR	60/804,893	6/15/06	METHODS AND APPARATUS TO METER CONTENT CONSUMPTION USING CLOSED CAPTION AND PROGRAM GUIDE INFORMATION

Schedule I to the

Intellectual Property

Security Agreement

Owner[2]	Application No.	Application Date	Description
NMR	Not yet assigned	5/18/06	METHODS AND APPARATUS FOR COOPERATOR INSTALLED METERS
NMR	Not yet assigned	6/20/06	METHODS AND APPARATUS FOR DETECTING ON-SCREEN MEDIA SOURCES
NMR	Not yet assigned	6/29/06	METHODS AND APPARATUS FOR LOCATION-BASED MEDIA METERING AND WEB SERVICES
NMR	Not yet assigned	6/14/06	METHODS AND APPARATUS FOR METERING A PORTABLE MEDIA PLAYER WITH A WIRELESS DEVICE
NMR	Not yet assigned	6/26/06	METHODS AND APPARATUS FOR IMPROVING DATA WAREHOUSE PERFORMANCE
NMR	10/026,872	12/21/01	Cooperative System for Measuring Electronic Media
NMR	10/283,953	10/30/02	Cooperative System for Measuring Electronic Media

Schedule I to the

Intellectual Property

Security Agreement

Patent Licenses:

Licensee	Licensor	Registration/ Application No.	Description
Omniture, Inc.	NetRatings, Inc.	6,108,637	CONTENT DISPLAY MONITOR
Omniture, Inc.	NetRatings, Inc.	09/490,495	CONTENT DISPLAY MONITOR
SageMetrics Corporation	NetRatings, Inc.	6,108,637	CONTENT DISPLAY MONITOR
SageMetrics Corporation	NetRatings, Inc.	09/490,495	CONTENT DISPLAY MONITOR
Visual Sciences, LLC	NetRatings, Inc.	6,108,637	CONTENT DISPLAY MONITOR
Visual Sciences, LLC	NetRatings, Inc.	09/490,495	CONTENT DISPLAY MONITOR

Schedule I to the

Intellectual Property

Security Agreement

NON-U.S. PATENTS:

Patent Registrations:

Owner[3]	Country/ Authority[4]	Registration No.	Registration Date	Description
ACN	Argentina	243,034	6/30/93	Marketing Research System for Obtaining Retail Data on a Real Time Basis
ACN	Australia	616,478	3/18/92	Marketing Research System for Obtaining Retail Data on a Real Time Basis
NMR	Australia	672,446	1/22/97	Audience Measurement System and Method
NMR	Australia	672539	3/12/97	Audience Measurement System
NMR	Australia	684,629	5/14/98	Attachment for Metering Channel Serial Data
NMR	Australia	689,691	7/23/98	Audience Measurement System and Method
NMR	Australia	695498	11/26/98	Video and Data Co-Channel Communication System
NMR	Australia	713719	3/23/00	Television Receiver Use Metering with Separate Program and Sync Detectors - Video Signal Sensor
NMR	Australia	722754	11/23/00	Interactive Service Device Metering Systems
NMR	Australia	735285	10/18/01	CONTENT DISPLAY MONITOR
NMR	Australia	735672	10/25/01	Source Detection Apparatus and Method For Audience Measurement
NMR	Australia	736423	11/8/01	Audience Measurement System for Digital Television
NMR	Australia	756583	1/16/03	Audience Measurement System for Digital Television
NMR	Australia	756582	1/16/03	Audience Measurement System for Digital Television
NMR	Australia	756584	1/16/03	Audience Measurement System for Digital Television
NMR	Australia	756601	5/1/03	Audience Measurement System for Digital Television

[3]	ACN: A. C. Nielsen (US), Inc.

BDS: Broadcast Data Systems, LLC

NMR: Nielsen Media Research, Inc.

VNUM: VNU Marketing Information, Inc.

[4]	EPC: European Patent Convention

PCT: Patent Cooperation Treaty

Schedule I to the

Intellectual Property

Security Agreement

Owner[3]	Country/ Authority[4]	Registration No.	Registration Date	Description
NMR	Australia	764269	11/27/03	Source Detection Apparatus and Method For Audience Measurement
NMR	Australia	766566	1/29/04	Interactive Service Device Metering Systems
NMR	Australia	766568	1/29/04	Interactive Service Device Metering Systems
NMR	Australia	766,596	1/29/04	Audience Measurement System for Digital Television
NMR	Australia	771289	2/4/04	Broadcast Encoding System and Method
NMR	Australia	768180	3/25/04	Audience Measurement System for Digital Television
NMR	Australia	771711	7/15/04	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
NMR	Australia	2001251274	3/17/05	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	Belgium	0669070	12/18/02	Audience Measurement System
NMR	Belgium	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
BDS	Canada	1,290,063	10/1/91	Broadcast Information Classification System and Method
NMR	Canada	1,314,622	3/16/93	METHOD AND APPARATUS FOR DETERMINING AUDIENCE VIEWING HABITS BY JAMMING A CONTROL SIGNAL AND IDENTIFYING THE VIEWERS COMMAND
NMR	Canada	1,318,967	6/8/93	METHOD AND APPARATUS FOR DETERMINING CHANNEL RECEPTION OF A
ACN	Canada	1,330,595	7/5/94	Marketing Research System for Obtaining Retail Data on a Real Time Basis
NMR	Canada	2,150,539	11/14/00	Audience Measurement System
NMR	Canada	2289159	4/10/01	Audience Measurement System for Digital Television
NMR	Canada	2123995	7/22/03	In-Station Television Program Encoding and Monitoring System and Method
NMR	Canada	2,106,143	2/24/04	UNIVERSAL BROADCAST CODE AND MULTI-LEVEL ENCODED SIGNAL MONITORING SYSTEM
NMR	Canada	2,110,866	7/6/04	Audience Measurement System and Method
NMR	Canada	2,452,164	12/7/04	UNIVERSAL BROADCAST CODE AND MULTI-LEVEL ENCODED SIGNAL MONITORING SYSTEM
NMR	Canada	2,253,544	9/13/05	Television Receiver Use Metering with Separate Program and Sync Detectors - Video Signal Sensor
NMR	China	94190826.7	10/2/99	Audience Measurement System
NMR	China	98806840.0	2/18/04	Audience Measurement System for Digital Television
NMR	China	98814165.5	5/5/04	Broadcast Encoding System and Method

Schedule I to the

Intellectual Property

Security Agreement

Owner[3]	Country/ Authority[4]	Registration No.	Registration Date	Description
NMR	China	ZL971814554	9/15/04	Source Detection Apparatus and Method For Audience Measurement
NMR	China	ZL971915563	11/3/04	CONTENT DISPLAY MONITOR
NMR	China	CN 1211962C	7/20/05	Television Receiver Use Metering with Separate Program and Sync Detectors - Video Signal Sensor
NMR	Denmark	0669070	12/18/02	Audience Measurement System
NMR	Denmark	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	EPC	Not yet assigned	Not yet assigned	Interactive Service Device Metering Systems
NMR	EPC	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	EPC	0669070	12/18/02	Audience Measurement System
NMR	EPC	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	Finland	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	France	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	France	0669070	12/18/02	Audience Measurement System
NMR	France	0870234	3/26/03	CONTENT DISPLAY MONITOR
NMR	Germany	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	Germany	0669070	12/18/02	Audience Measurement System
NMR	Germany	0870234	3/26/03	CONTENT DISPLAY MONITOR
NMR	Hong Kong	1,043,853	4/10/01	Audience Measurement System for Digital Television
NMR	Hong Kong	1043854	4/10/01	Audience Measurement System for Digital Television
NMR	Hong Kong	1018327B	10/28/05	CONTENT DISPLAY MONITOR
NMR	Ireland	0669070	12/18/02	Audience Measurement System
NMR	Ireland	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
BDS	Italy	EP0296588	3/11/91	Method and Circuit Arrangement for the Automatic Recognition of Signal Sequences
NMR	Italy	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	Italy	0669070	12/18/02	Audience Measurement System
NMR	Italy	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	Japan	3512419	1/16/04	Audience Measurement System

Schedule I to the

Intellectual Property

Security Agreement

Owner[3]	Country/ Authority[4]	Registration No.	Registration Date	Description
NMR	Japan	3535522	3/19/04	Television Receiver Use Metering with Separate Program and Sync Detectors - Video Signal Sensor
NMR	Japan	3578768	7/23/04	Attachment for Metering Channel Serial Data
NMR	Korea	10-324649	2/1/02	METHOD FOR ANALYZING TELEVISION AUDIENCE RATE EXAMINATION SYSTEM’S
NMR	Mexico	04/08/118	8/28/04	Audience Measurement System for Digital Television
NMR	Mexico	205392	12/5/01	Television Receiver Use Metering with Separate Program and Sync Detectors - Video Signal Sensor
NMR	Netherlands	0669070	12/18/02	Audience Measurement System
VNUM	New Zealand	522271	11/9/04	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	New Zealand	5300015	12/8/05	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
ACN	New Zealand	521111	12/23/05	Audience Measurement System and Method for Digital Broadcasts
NMR	Singapore	92325	1/8/03	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	South Africa	2002/4027	10/29/03	Broadcast Encoding System and Method
NMR	South Africa	2002/7800	11/26/03	MULTI-BAND SPECTRAL AUDIO ENCODING
VNUM	South Africa	2002/8880	4/28/04	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	South Africa	2003/9740	12/29/04	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	Spain	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	Spain	0669070	12/18/02	Audience Measurement System
NMR	Spain	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	Sweden	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	Sweden	0669070	12/18/02	Audience Measurement System
NMR	Sweden	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	Switzerland	0669070	12/18/02	Audience Measurement System
NMR	Switzerland	0 870 234	3/26/03	CONTENT DISPLAY MONITOR
NMR	UK	0 617 871	11/20/99	In-Station Television Program Encoding and Monitoring System and Method
NMR	UK	0669070	12/18/02	Audience Measurement System

Schedule I to the

Intellectual Property

Security Agreement

Owner[3]	Country/ Authority[4]	Registration No.	Registration Date	Description
NMR	UK	0 870 234	3/26/03	CONTENT DISPLAY MONITOR

Patent Applications:

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Argentina	P980106371	12/15/98	Broadcast Encoding System and Method
VNUM	Australia	2000244868	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Australia	2002303405	4/19/02	Television Proximity Sensor
NMR	Australia	2002315021	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	Australia	2002332061	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	Australia	2003204499	11/5/98	Broadcast Encoding System and Method
NMR	Australia	2003234420	5/13/03	Methods and Apparatus for Transcoding Metadata
NMR	Australia	2003253598	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	Australia	2003268528	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	Australia	2004201423	11/5/98	Broadcast Encoding System and Method
NMR	Australia	2004258470	6/14/04	Methods and Apparatus for Embedding Watermarks
NMR	Australia	2005200858	2/25/05	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	Australia	NA	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter

[5]	ACN: A. C. Nielsen (US), Inc.

BDS: Broadcast Data Systems, LLC

NMR: Nielsen Media Research, Inc.

VNUM: VNU Marketing Information, Inc.

[6]	EPC: European Patent Convention

PCT: Patent Cooperation Treaty

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Brazil	0210521-7	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
VNUM	Brazil	PI0017230-8	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Brazil	PI0107542-0	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	Brazil	PI9713896-7	11/24/97	Interactive Service Device Metering Systems
NMR	Brazil	PI9714323.5	5/27/97	Source Detection Apparatus and Method For Audience Measurement
BDS	Canada	2,041,754	5/2/91	Signal Recognition System and Method
NMR	Canada	2,246,746	8/29/97	CONTENT DISPLAY MONITOR
NMR	Canada	2,247,706	9/18/98	USE OF BROWSER HISTORY FILE TO DETERMINE WEBSITE REACH
NMR	Canada	2,272,506	5/19/99	Metering of Internet Content Using a Control
NMR	Canada	2,272,509	5/19/99	Tracking of Internet Advertisements Using Banner Tags
NMR	Canada	2,272,516	5/19/99	COLLECTION OF IMAGES IN WEB USE REPORTING SYSTEM
NMR	Canada	2,273,634	6/2/99	METHOD AND SYSTEM FOR THE COLLECTION OF COOKIES AND OTHER INFORMATION FROM A PANEL
NMR	Canada	2,275,409	5/27/97	Source Detection Apparatus and Method For Audience Measurement
NMR	Canada	2,293,957	1/6/00	Detection of Media Links in Broadcast Signals
ACN	Canada	2,295,419	1/14/00	Method and System for Market Research Data Mining
NMR	Canada	2,310,769	6/6/00	AUDIO SIGNATURE EXTRACTION AND CORRELATION
ACN	Canada	2,329,198	12/18/98	Dynamic Rule Based Market Research Database
ACN	Canada	2,331,285	12/18/98	Market Research Database Containing Separate Product and Naked Product Information
VNUM	Canada	2,331,633	12/18/98	Market Research Database Having Historical Control Designator
NMR	Canada	2,332,977	11/5/98	Broadcast Encoding System and Method
NMR	Canada	2,361,568	2/16/00	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
NMR	Canada	2,405,179	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
VNUM	Canada	2,407,474	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Canada	2,450,226	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	Canada	2,456,815	4/19/02	Television Proximity Sensor
NMR	Canada	2,466,428	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Canada	2,483,042	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	Canada	2,501,331	10/2/03	Methods and Apparatus to Present Survey Information
NMR	Canada	2,503,340	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	Canada	2,511,919	5/13/03	Methods and Apparatus for Transcoding Metadata
NMR	Canada	2,530,012	7/18/03	Signature-Based Program Identification Apparatus and Methods for Use with Digital Broadcast
NMR	Canada	2507317	11/27/02	Apparatus and Methods for Tracking and Analyzing Digital Recording Device Event Sequences
NMR	Canada	2529310	6/14/04	Methods and Apparatus for Embedding Watermarks
NMR	Canada	NA	09/12/03	Digital Video Signature Apparatus and Methods for Use with Video Program Identification Systems
NMR	Canada	NA	08/30/04	Methods and Apparatus to Operate a Metering Device with Voice Commands
NMR	Canada	NA	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	China	00804598.4	2/16/00	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
VNUM	China	00819601.X	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	China	01807789.7	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	China	02812248.8	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	China	02816329.X	4/19/02	Television Proximity Sensor
NMR	China	0310123387.1	7/9/98	Audience Measurement System for Digital Television
NMR	China	03809075.9	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	China	03825624.X	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	China	0410033713.4	8/29/97	CONTENT DISPLAY MONITOR
NMR	China	0410033715.3	8/29/97	CONTENT DISPLAY MONITOR
NMR	China	04800202008	6/14/04	Methods and Apparatus for Embedding Watermarks
NMR	China	10008465.2	2/21/05	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	China	10114213.9	11/5/98	Broadcast Encoding System and Method

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	China	97182123.2	11/24/97	Interactive Service Device Metering Systems
NMR	China	NA	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	EPC	00114272.8	7/9/98	Audience Measurement System for Digital Television
NMR	EPC	00907291.9	2/14/00	Broadcast Encoding System and Method
NMR	EPC	00908678.6	2/16/00	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
VNUM	EPC	00926322.9	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	EPC	01106943.2	8/29/97	CONTENT DISPLAY MONITOR
NMR	EPC	01123166.9	8/29/97	CONTENT DISPLAY MONITOR
NMR	EPC	01126148.4	10/17/94	Audience Measurement System
NMR	EPC	01924636.2	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	EPC	020769000.7	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	EPC	02731426.9	4/19/02	Television Proximity Sensor
NMR	EPC	02741954.8	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	EPC	02766287.3	9/18/02	Detection of Media Links in Broadcast Signals
NMR	EPC	02784621.1	11/27/02	Apparatus and Methods for Tracking and Analyzing Digital Recording Device Event Sequences
NMR	EPC	02789359.3	11/1/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	EPC	03 815 891.1	2/10/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	EPC	03027278.5	10/17/94	Audience Measurement System
NMR	EPC	03027279.3	10/17/94	Audience Measurement System
NMR	EPC	03027280.1	10/17/94	Audience Measurement System
NMR	EPC	03728860.2	5/13/03	Methods and Apparatus for Transcoding Metadata
NMR	EPC	03749497.8	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	EPC	03750041.0	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	EPC	03759658.2	10/2/03	Methods and Apparatus to Present Survey Information
NMR	EPC	03817463.7	7/18/03	Signature-Based Program Identification Apparatus and Methods for Use with Digital Broadcast

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	EPC	04 014 598.9	11/5/98	Broadcast Encoding System and Method
NMR	EPC	04 776 572.2	6/14/04	Methods and Apparatus for Embedding Watermarks
NMR	EPC	04782611.0	08/30/04	Methods and Apparatus to Operate a Metering Device with Voice Commands
ACN	EPC	05 026 498.5	12/5/05	Methods of Collecting and Processing Data Related to the Consumer Behaviour of Customers of Retail Stores
NMR	EPC	95913735.7	3/16/95	Attachment for Metering Channel Serial Data
NMR	EPC	97922424.3	4/24/97	Television Receiver Use Metering with Separate Program and Sync Detectors - Video Signal Sensor
NMR	EPC	97926814.1	5/27/97	Source Detection Apparatus and Method For Audience Measurement
NMR	EPC	98932785.3	6/19/98	A Cooperative System for Measuring Electronic Media
NMR	EPC	98956602.1	11/5/98	Broadcast Encoding System and Method
NMR	EPC	NA	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	European	EP03754665.2	09/12/03	Digital Video Signature Apparatus and Methods for Use with Video Program Identification Systems
NMR	Hong Kong	00101613.5	5/27/97	Source Detection Apparatus and Method For Audience Measurement
NMR	Hong Kong	01107668.1	11/5/98	Broadcast Encoding System and Method
NMR	Hong Kong	02107945.9	1/6/03	Audience Measurement System
NMR	Hong Kong	02108923.3	2/16/00	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
NMR	Hong Kong	03102627.4	2/14/00	Broadcast Encoding System and Method
NMR	Hong Kong	03107283.8	10/10/03	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	Hong Kong	04 108 948.2	11/12/04	Audience Measurement System
NMR	Hong Kong	04 108 949.1	11/12/04	Audience Measurement System
VNUM	Hong Kong	04 103035.7	4/29/04	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Hong Kong	04109144.2	11/5/98	Broadcast Encoding System and Method
NMR	Hong Kong	04110274.2	12/28/04	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	Hong Kong	05 102 199.0	3/14/05	Audience Measurement System
NMR	Hong Kong	05103916.0	5/10/05	CONTENT DISPLAY MONITOR
NMR	Hong Kong	05103917.9	5/10/05	CONTENT DISPLAY MONITOR
NMR	Hong Kong	05108695.6	9/30/05	MULTI-BAND SPECTRAL AUDIO ENCODING

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Hong Kong	05111834.2	12/22/05	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	India	01481/CHEN P	7/2/04	Method and Apparatus for Identifying a Digital Audio Signal
NMR	India	01767/CHE	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	India	01984/CHEN P	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	India	1812/MAS/98	8/11/98	Audience Measurement System for Digital Television
NMR	India	1833/CHENP/ 05	8/5/05	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	India	2346/CHENP/ 04	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	India	350/CHENP/0 4	4/19/02	Television Proximity Sensor
NMR	India	979/CHENP/0 4	11/1/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	India	NA	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	Indonesia	W00-04-02339	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
BDS	Japan	0155140/88	6/24/88	Method and Circuit Arrangement for the Automatic Recognition of Signal Sequences
NMR	Japan	10-526729	11/24/97	Interactive Service Device Metering Systems
NMR	Japan	10-534297	5/27/97	Source Detection Apparatus and Method For Audience Measurement
VNUM	Japan	2001-579173	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Japan	2003-506130	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	Japan	2003-524163	4/19/02	Television Proximity Sensor
NMR	Japan	548980	7/9/98	Audience Measurement System for Digital Television
NMR	Japan	560681	11/5/98	Broadcast Encoding System and Method
NMR	Korea	10-04-7010691	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	Korea	10-04-7017055	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Korea	10-05-7007036	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	Korea	10-05-7012168	5/13/03	Methods and Apparatus for Transcoding Metadata
VNUM	Korea	10200270142 98	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Malaysia	PI 20023791	10/10/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	Malaysia	PI 20024192	11/8/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	Malaysia	PI 20034497	11/21/03	Digital Video Signature Apparatus and Methods for Use with Video Program Identification Systems
NMR	Malaysia	PI 20042284	6/14/04	Methods and Apparatus for Embedding Watermarks
NMR	Malaysia	PI 20043843	9/20/04	Method of Detecting LCD Television Display On/Off Using Optical Sensor
NMR	Malaysia	PI 20044263	10/15/04	Identifying Audio in Large Databases Using the Times Between Audio Features
NMR	Malaysia	PI 20044271	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	Malaysia	PI 20044272	10/15/04	Audio Signature Apparatus and Methods for Use with Broadcast Systems
NMR	Malaysia	PI 20045401	12/29/04	Methods and Apparatus to Distinguish a Signal Originating From a Local Device From a Broadcast
NMR	Malaysia	PI 20050604	2/17/05	Method and Apparatus to Determine Audience Viewing of Recorded Programs
NMR	Malaysia	PI 20051568	4/7/05	Data Insertion Apparatus and Methods for Use with Compressed Audio/Video Data
NMR	Malaysia	PI 20053057	7/1/05	MIXING SYSTEM AND METHOD FOR COMPRESSED BIT STREAMS
NMR	Malaysia	PI20031302	4/9/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	Malaysia	PI20031501	4/22/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	Malaysia	PI20032429	6/27/03	Methods and Apparatus for Transcoding Metadata

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Malaysia	PI20050135	1/13/05	Portable Audience Measurement Architectures and Methods for Portable Audience Measurement
NMR	Mexico	009683	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	Mexico	01/000433	11/5/98	Broadcast Encoding System and Method
NMR	Mexico	04/008118	8/20/04	Audience Measurement System for Digital Television
NMR	Mexico	05/007001	5/13/03	Methods and Apparatus for Transcoding Metadata
VNUM	Mexico	2002/010481	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	Mexico	2003/011490	6/14/02	PROMPTING OF AUDIENCE MEMBER IDENTIFICATION
NMR	Mexico	2004/001532	4/19/02	Television Proximity Sensor
NMR	Mexico	2004/002765	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	Mexico	2004/004238	11/1/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	Mexico	2004/010349	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	Mexico	2005/004231	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	Mexico	2005/008287	2/10/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	Mexico	NA	09/12/03	Digital Video Signature Apparatus and Methods for Use with Video Program Identification Systems
NMR	Mexico	NA	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	Mexico	PA/a/05/1416 2	7/18/03	Signature-Based Program Identification Apparatus and Methods for Use with Digital Broadcast
NMR	Mexico	PAa20010088 82	2/16/00	METHOD AND SYSTEM FOR THE DISCOVERY OF COOKIES AND OTHER CLIENT INFORMATION
NMR	New Zealand	531179	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	New Zealand	531848	4/19/02	Television Proximity Sensor
NMR	New Zealand	532467	11/1/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	New Zealand	535921	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	New Zealand	541221	5/13/03	Methods and Apparatus for Transcoding Metadata
NMR	New Zealand	541627	2/10/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	New Zealand	542471	9/19/05	Broadcast Encoding System and Method
NMR	New Zealand	2005/3218	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	Norway	20024778	4/3/01	MULTI-BAND SPECTRAL AUDIO ENCODING
NMR	Norway	20045033	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	PCT	05/028106	8/9/05	METHODS AND APPARATUS TO MONITOR AUDIO/VISUAL CONTENT FROM VARIOUS SOURCES
NMR	PCT	NA	3/16/06	Method and Apparatus for Detecting the Location of an Audience Member using a Portable People Meter
NMR	PCT	PCT/05/023478	6/29/05	WIRELESS MICROPHONE AS A PEOPLE METER FOR AUDIENCE MEASUREMENT
NMR	PCT	US04/000818	1/14/04	Portable Audience Measurement Architectures and Methods for Portable Audience Measurement
NMR	PCT	US04/012929	4/26/04	Methods and Apparatus to Export Tuning Data Collected in a Receiving Device
NMR	PCT	US04/015377	5/14/04	Non-Invasive On-Screen Peoplemeter and/ or Interactive System
NMR	PCT	US04/017879	6/8/04	USING INSERTED CONTENT FOR CONTENT DELIVERY VERIFICATION
NMR	PCT	US04/031965	9/28/04	DATA CLASSIFICATION METHODS AND APPARATUS FOR USE WITH DATA FUSION
NMR	PCT	US04/041670	12/10/04	Methods and Apparatus to Distinguish a Signal Originating From a Local Device From a Broadcast
NMR	PCT	US04/05304	2/23/04	Methods and Apparatus to Detect an Internally Generated Signal Mode of a Local Media Playback
NMR	PCT	US04/09910	3/29/04	Method and Apparatus to Detect a Blank Frame in a Video Signal

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	PCT	US05/005064	2/17/05	Method and Apparatus to Determine Audience Viewing of Recorded Programs
NMR	PCT	US05/005079	2/17/05	Apparatus and Methods for Game Measurement
NMR	PCT	US05/005271	2/18/05	Methods and Apparatus to Determine Audience Viewing of Video-On-Demand Programs
NMR	PCT	US05/007562	3/8/05	Variable Encoding and Detection Apparatus and Methods
NMR	PCT	US05/017175	5/16/05	Methods and Apparatus for Identifying Media Content
NMR	PCT	US05/019389	6/2/05	Methods and Apparatus for Collecting Media Consumption Data Based on Usage Information
NMR	PCT	US05/019613	6/3/05	Methods and Apparatus to Detect a Time-Shift Event Associated with the Presentation of Media
NMR	PCT	US05/020027	6/8/05	Method for Receiving Audience Measurement Data From Interactive Television Terminals
NMR	PCT	US05/023578	6/29/05	MIXING SYSTEM AND METHOD FOR COMPRESSED BIT STREAMS
NMR	PCT	US05/029623	8/18/05	METHOD AND APPARATUS FOR GENERATING SIGNATURES
NMR	PCT	US05/11630	4/7/05	Data Insertion Apparatus and Methods for Use with Compressed Audio/Video Data
NMR	PCT	US05/13507	4/19/05	Method and Apparatus for encoding multiple audio channels of an MPEG stream
NMR	PCT	US05/13765	4/22/05	Methods and Apparatus to Maintain Audience Privacy While Determining Viewing of Video-On-Demand Programming
NMR	PCT	US05/20128	6/8/05	A Method for Safe Controlled Lighting for Image Processing
NMR	PCT	US05/23995	7/1/05	Set Top Box IDE/PATA or SATA Bus Analyzer
NMR	PCT	US05/26426	7/25/05	METHODS AND APPARATUS FOR MONITORING THE INSERTION OF LOCAL MEDIA CONTENT INTO A PROGRAM STREAM
NMR	PCT	US05/26921	7/29/05	Method and Apparatus for processing outdoor audience measurement data collected with a GPS enabled meter
NMR	PCT	US05/27327	7/29/05	Method and Apparatus for processing outdoor audience measurement data collected with a GPS enabled meter
NMR	PCT	US05/34743	9/27/05	Methods and Apparatus for Using Location Information to Manager Spillover in an Audience Monitoring System

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	PCT	US05/42108	11/21/05	METHODS AND APPARATUS FOR DETECTING SPACE-SHIFTED MEDIA CONTENT ASSOCIATED WITH A DIGITAL RECORDING/PLAYBACK DEVICE
NMR	PCT	WO05/042561	11/22/05	METHODS AND APPARATUS FOR MEDIA SOURCE IDENTIFICATION AND TIME SHIFTED MEDIA CONSUMPTION MEASUREMENTS
NMR	PCT	Not yet assigned	6/15/06	METHODS AND APPARATUS TO MONITOR MEDIA CONTENT ON A CONSUMER NETWORK
NMR	Philippines	1-2004-501682	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	Singapore	200400863-7	4/19/02	Television Proximity Sensor
NMR	Singapore	200401941-0	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	Singapore	200402044-2	11/1/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	Singapore	200406095-0	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	Singapore	200502434-4	9/8/03	DIGITAL DATA INSERTER FOR TELEVISION AUDIENCE MEASUREMENT.
NMR	Singapore	200504134-8	5/13/03	Methods and Apparatus for Transcoding Metadata
NMR	Singapore	200504998-6	2/10/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
VNUM	Singapore	200507491-9	4/24/00	AUTOMATED DATA COLLECTION FOR CONSUMER DRIVING - ACTIVITY SURVEY
NMR	South Africa	2004/2210	4/19/02	Television Proximity Sensor
NMR	South Africa	2004/4517	11/1/02	Apparatus and Method for Detecting and Correcting a Corrupted Broadcast Time Code
NMR	South Africa	2004/6284	10/9/02	Method and Apparatus for Identifying a Digital Audio Signal
NMR	South Africa	2004/8525	4/21/03	Methods and Apparatus to Collect Audience Information Associated with A Media Presentation
NMR	South Africa	2005/6323	2/10/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	Taiwan	92107979	4/8/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	Taiwan	93117000	6/11/04	Methods and Apparatus for Embedding Watermarks

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Taiwan	93127862	9/15/04	Methods and Apparatus to Operate a Metering Device with Voice Commands
NMR	Taiwan	93128396	9/20/04	Method of Detecting LCD Television Display On/Off Using Optical Sensor
NMR	Taiwan	93131123	10/14/04	Identifying Audio in Large Databases Using the Times Between Audio Features
NMR	Taiwan	93131124	10/14/04	Audio Signature Apparatus and Methods for Use with Broadcast Systems
NMR	Taiwan	93131327	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	Taiwan	93138737	12/14/04	Methods and Apparatus to Distinguish a Signal Originating From a Local Device From a Broadcast
NMR	Taiwan	94100982	1/13/05	Portable Audience Measurement Architectures and Methods for Portable Audience Measurement
NMR	Taiwan	94104620	2/17/05	Method and Apparatus to Determine Audience Viewing of Recorded Programs
NMR	Taiwan	94110973	4/7/05	Data Insertion Apparatus and Methods for Use with Compressed Audio/Video Data
NMR	Thailand	081659	4/10/03	METHODS AND APPARATUS TO ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	Thailand	091474	6/11/04	Methods and Apparatus for Embedding Watermarks
NMR	Thailand	093940	9/23/04	Method of Detecting LCD Television Display On/Off Using Optical Sensor
NMR	Thailand	094580	10/15/04	Identifying Audio in Large Databases Using the Times Between Audio Features
NMR	Thailand	094581	10/15/04	Audio Signature Apparatus and Methods for Use with Broadcast Systems
NMR	Thailand	094582	10/15/04	Battery Powered, Wireless, Portable, Off-The-Shelf, Multi-Purpose Audience Measurement Meter
NMR	Thailand	096558	2/24/04	Methods and Apparatus to Distinguish a Signal Originating From a Local Device From a Broadcast
NMR	Thailand	096948	1/13/05	Portable Audience Measurement Architectures and Methods for Portable Audience Measurement

Schedule I to the

Intellectual Property

Security Agreement

Owner[5]	Country/ Authority[6]	Application No.	Application Date	Description
NMR	Thailand	097826	2/17/05	Method and Apparatus to Determine Audience Viewing of Recorded Programs
NMR	TW	95110536	3/27/06	Method and Apparatus for encoding multiple audio channels of an MPEG stream
NMR	Venezuela	00686-2003	4/30/03	METHODS AND APPARATUS TO NA ADAPTIVELY GATHER AUDIENCE INFORMATION
NMR	Venezuela	0933-2004	6/14/04	Methods and Apparatus for Embedding Watermarks

Schedule I to the

Intellectual Property

Security Agreement

Patent Licenses:

Licensee	Licensor	Country/ State	Registration/ Application No.	Description
AGB Nielsen Media Research (Ireland)Limited/NMR	NMR	Ireland	EP 066970	Audience measurement system
AGB Nielsen Media Research (Sweden) AB/NMR	NMR	Sweden	EP 0748565	Attachment for metering channel serial data
AGB Nielsen Media Research (South Korea) Limited/NMR	NMR	South Korea	10-324649	Method for analyzing television audience rate examination systems
Omniture, Inc.	NetRatings, Inc.	Australia	735285	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Belgium	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	China	ZL971915563	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Denmark	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	EPC	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Finland	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	France	0870234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Germany	0870234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Hong Kong	1018327B	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Ireland	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Italy	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Spain	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Sweden	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	Switzerland	0 870 234	Content Display Monitor
Omniture, Inc.	NetRatings, Inc.	UK	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Australia	735285	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Belgium	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	China	ZL971915563	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Denmark	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	EPC	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Finland	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	France	0870234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Germany	0870234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Hong Kong	1018327B	Content Display Monitor

Schedule I to the

Intellectual Property

Security Agreement

SageMetrics Corporation	NetRatings, Inc.	Ireland	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Italy	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Spain	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Sweden	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	Switzerland	0 870 234	Content Display Monitor
SageMetrics Corporation	NetRatings, Inc.	UK	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Australia	735285	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Belgium	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	China	ZL971915563	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc	Denmark	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	EPC	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Finland	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	France	0870234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Germany	0870234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Hong Kong	1018327B	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Ireland	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Italy	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Spain	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Sweden	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	Switzerland	0 870 234	Content Display Monitor
Visual Sciences, LLC	NetRatings, Inc.	UK	0 870 234	Content Display Monitor

Schedule I to the

Intellectual Property

Security Agreement

UNITED STATES TRADEMARKS:

Trademark Registrations:

Owner	Registration No.	Trademark
VNU Business Media, Inc.	12732	SHOWEST (California)
VNU Business Media, Inc.	25496	SHOWEST (Utah)
VNU Business Media, Inc.	234944	EDITOR & PUBLISHER THE OLDEST PUBLISHERS’ AND....
VNU Business Media, Inc.	243753	EDITOR & PUBLISHER THE FOURTH ESTATE & Design
VNU Business Media, Inc.	270786	NEWSPAPERDOM
VNU Business Media, Inc.	601689	EDITOR & PUBLISHER MARKET GUIDE (Stylized)
VNU Business Media, Inc.	606753	BILLBOARD (stylized 1) - Cl. 16
VNU Business Media, Inc.	734198	AMUSEMENT BUSINESS
VNU Business Media, Inc.	831459	HOT 100 (Cl. 16)
VNU Business Media, Inc.	838831	E&P (Stylized)
VNU Business Media, Inc.	844599	WG & Design
VNU Business Media, Inc.	845021	WATSON-GUPTILL
VNU Business Media, Inc.	848207	PLASTICS TECHNOLOGY
VNU Business Media, Inc.	855124	AMERICAN ARTIST
VNU Business Media, Inc.	856584	THE HOLLYWOOD REPORTER (Stylized)
VNU Business Media, Inc.	986949	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	0963654	SM
VNU Business Media, Inc.	1134824	CLIO (Cl. 41)
VNU Business Media, Inc.	1136760	CONVENIENCE STORE NEWS
VNU Business Media, Inc.	1136761	CONVENIENCE STORE INDUSTRY REPORT
VNU Business Media, Inc.	1140385	THE HOLLYWOOD REPORTER & Design
VNU Business Media, Inc.	1185696	THE HOLLYWOOD REPORTER STUDIO FOUNDED IN 1929 BLU-BOOK
VNU Business Media, Inc.	1193612	AUDARENA STADIUM
VNU Business Media, Inc.	1212684	SHOWEST
VNU Business Media, Inc.	1275125	SUCCESSFUL MEETINGS
VNU Business Media, Inc.	1309511	THE GOURMET RETAILER
VNU Business Media, Inc.	1339800	BUSINESS TRAVEL NEWS
VNU Business Media, Inc.	1391998	GM/HBA

Schedule I to the

Intellectual Property

Security Agreement

Owner	Registration No.	Trademark
VNU Business Media, Inc.	1404920	BACK STAGE
VNU Business Media, Inc.	1413318	AB (LOGO)
VNU Business Media, Inc.	1431917	CAVALCADE OF ACTS AND ATTRACTIONS
VNU Business Media, Inc.	1442070	ADWEEK (Stylized)
VNU Business Media, Inc.	1442393	NATIONAL HOME CENTER SHOW
VNU Business Media, Inc.	1445742	PHOTO/DESIGN
VNU Business Media, Inc.	1456956	PLASPEC
VNU Business Media, Inc.	1459984	TRADESHOW & CONVENTION GUIDE
VNU Business Media, Inc.	1463482	HOTLINE
VNU Business Media, Inc.	1472195	SPORTS TREND
VNU Business Media, Inc.	1482352	DRAMA-LOGUE
VNU Business Media, Inc.	1485757	ARCHITECTURAL LIGHTING
VNU Business Media, Inc.	1494186	TOP POP
VNU Business Media, Inc.	1494473	ADSPO
VNU Business Media, Inc.	1498618	THE SERVICE EDGE
VNU Business Media, Inc.	1507093	TRAINING DIRECTORS’ FORUM
VNU Business Media, Inc.	1507103	CONTRACT
VNU Business Media, Inc.	1515707	THE NATIONAL HOME HEALTH CARE EXPOSITION
VNU Business Media, Inc.	1518860	MUSICIAN (Stylized)
VNU Business Media, Inc.	1523036	GIFT & STATIONERY BUSINESS
VNU Business Media, Inc.	1528168	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	1536359	SURVEY OF BUYING POWER
VNU Business Media, Inc.	1538124	MULTI-HOUSING NEWS
VNU Business Media, Inc.	1538506	BILLBOARD SONG CONTEST
VNU Business Media, Inc.	1542085	U.S. DISTRIBUTION JOURNAL
VNU Business Media, Inc.	1545323	KITCHEN & BATH BUSINESS
VNU Business Media, Inc.	1547308	FACILITIES DESIGN & MANAGEMENT
VNU Business Media, Inc.	1559003	DIRECT SUCCESS
VNU Business Media, Inc.	1562833	THE JOURNAL OF PETROLEUM MARKETING
VNU Business Media, Inc.	1576716	BUYING POWER INDEX
VNU Business Media, Inc.	1600765	TRAINING
VNU Business Media, Inc.	1603998	COMPUCHAIN
VNU Business Media, Inc.	1612291	MARKET STATISTICS

Schedule I to the

Intellectual Property

Security Agreement

Owner	Registration No.	Trademark
VNU Business Media, Inc.	1617848	MARKETPLACE
VNU Business Media, Inc.	1618733	THE SPORTING GOODS DEALER
VNU Business Media, Inc.	1623960	COMMERCIAL PROPERTY WORLD
VNU Business Media, Inc.	1627505	MULTI-HOUSING WORLD
VNU Business Media, Inc.	1628290	MEDIAWEEK
VNU Business Media, Inc.	1634011	BPI
VNU Business Media, Inc.	1639419	INCENTIVE
VNU Business Media, Inc.	1642967	CORPORATE TRAVEL WORLD
VNU Business Media, Inc.	1653267	BPI ENTERTAINMENT NEWS WIRE
VNU Business Media, Inc.	1660589	BILLBOARD (stylized 2) - Cl. 9
VNU Business Media, Inc.	1680282	BOBBIN
VNU Business Media, Inc.	1683179	INTERBIKE
VNU Business Media, Inc.	1686845	ACTION SPORTS RETAILER TRADE EXPO
VNU Business Media, Inc.	1686904	BIN
VNU Business Media, Inc.	1688075	HOSPITALITY DESIGN
VNU Business Media, Inc.	1704965	BILLBOARD 200
VNU Business Media, Inc.	1714664	DO NOT USE
VNU Business Media, Inc.	1722374	DESIGN OF BRAIDED POLE
VNU Business Media, Inc.	1724339	PINNACLE
VNU Business Media, Inc.	1737206	SUCCESSFUL MEETINGS PINNACLE AWARD
VNU Business Media, Inc.	1745378	KEY ART AWARDS
VNU Business Media, Inc.	1768293	GLOBAL MUSIC PULSE
VNU Business Media, Inc.	1786313	HOSPITALITY DESIGN
VNU Business Media, Inc.	1791549	MUSIC & MEDIA( Stylized)
VNU Business Media, Inc.	1820584	BRANDWEEK
VNU Business Media, Inc.	1828532	MODERN DAY MARINE MILITARY EXPOSITION
VNU Business Media, Inc.	1835642	MEDTRADE
VNU Business Media, Inc.	1844376	AIRPLAY MONITOR
VNU Business Media, Inc.	1846725	WHO’S WHERE
VNU Business Media, Inc.	1860894	MEETINGS TODAY
VNU Business Media, Inc.	1879722	BACK STAGE WEST
VNU Business Media, Inc.	1883176	WOOD TECHNOLOGY
VNU Business Media, Inc.	1895079	HD

Schedule I to the

Intellectual Property

Security Agreement

Owner	Registration No.	Trademark
VNU Business Media, Inc.	1896434	HD
VNU Business Media, Inc.	1920850	HEATSEEKERS
VNU Business Media, Inc.	1921265	PRESENTATIONS
VNU Business Media, Inc.	1925407	WORLD RADIO TV HANDBOOK
VNU Business Media, Inc.	1934511	LAS VEGAS MERCHANDISE EXPO
VNU Business Media, Inc.	1950085	HIGHLIGHTS
VNU Business Media, Inc.	1960489	DISPLAY & DESIGN IDEAS
VNU Business Media, Inc.	1966029	VITAL REISSUES
VNU Business Media, Inc.	1985157	MISCELLANEOUS DESIGN (Statuette) - Cl. 41
VNU Business Media, Inc.	1995711	AB
VNU Business Media, Inc.	1999210	PDN
VNU Business Media, Inc.	2016849	AB AMUSEMENT BUSINESS
VNU Business Media, Inc.	2017541	NEW HORIZONS IN HEALTH CARE
VNU Business Media, Inc.	2026342	PHOTO DISTRICT NEWS
VNU Business Media, Inc.	2038457	SUPERBRANDS
VNU Business Media, Inc.	2051156	BILLBOARD ONLINE (Stylized)
VNU Business Media, Inc.	2066761	SALES & MARKETING MANAGEMENT
VNU Business Media, Inc.	2082353	BILLBOARD (stylized 2) - Cl. 25
VNU Business Media, Inc.	2086366	PDN’S PIX
VNU Business Media, Inc.	2086651	THE STORE FIXTURING SHOW
VNU Business Media, Inc.	2093837	RETAIL OPERATIONS & CONSTRUCTION EXPO AND DESIGN
VNU Business Media, Inc.	2110693	INCENTIVE
VNU Business Media, Inc.	2113473	VARIETY MERCHANDISE SHOW
VNU Business Media, Inc.	2127879	BILLBOARD LIVE (Cl. 41)
VNU Business Media, Inc.	2153337	THE VISUAL MERCHANDISING SHOW (STYLIZED)
VNU Business Media, Inc.	2160124	BILLBOARD BULLETIN
VNU Business Media, Inc.	2170401	LUXE
VNU Business Media, Inc.	2175794	BRAND BUILDERS (Stylized)
VNU Business Media, Inc.	2176761	HOSPITALITY DESIGN
VNU Business Media, Inc.	2179876	HOLLYWOOD HYPERLINKS
VNU Business Media, Inc.	2183575	MEDTRADE
VNU Business Media, Inc.	2191939	ROSS REPORTS
VNU Business Media, Inc.	2202505	BILLBOARD.COM

Schedule I to the

Intellectual Property

Security Agreement

Owner	Registration No.	Trademark
VNU Business Media, Inc.	2203112	GLOBALSHOP
VNU Business Media, Inc.	2208161	STAR POWER
VNU Business Media, Inc.	2208188	STAR POWER & Design
VNU Business Media, Inc.	2213123	ROSS REPORTS TELEVISION & FILM
VNU Business Media, Inc.	2241385	FLY FISHING RETAILER
VNU Business Media, Inc.	2244053	EPPY
VNU Business Media, Inc.	2245657	HOLLYWOODREPORTER.COM
VNU Business Media, Inc.	2258176	COUTURE COLLECTION & CONFERENCE
VNU Business Media, Inc.	2274631	POTENTIALS
VNU Business Media, Inc.	2276196	POTENTIALS IDEAS AND PRODUCTS THAT MOTIVATE
VNU Business Media, Inc.	2280855	THE IMPRINTED SPORTSWEAR SHOWS
VNU Business Media, Inc.	2281007	OUTDOOR RETAILER
VNU Business Media, Inc.	2290642	BILLBOARD LIVE & DESIGN (Cl. 41, 42)
VNU Business Media, Inc.	2291689	THE ART METHODS & MATERIALS SHOW
VNU Business Media, Inc.	2313448	DIRECTOR POWER
VNU Business Media, Inc.	2319617	BILLBOARD LIVE (Cl. 25)
VNU Business Media, Inc.	2320657	STAR POWER
VNU Business Media, Inc.	2322564	IMPACT!
VNU Business Media, Inc.	2323185	ADWEEKASIA
VNU Business Media, Inc.	2331542	MEDIAWEEK
VNU Business Media, Inc.	2331543	BRANDWEEK.COM
VNU Business Media, Inc.	2332154	BILLBOARD LIVE & DESIGN (Cl. 25)
VNU Business Media, Inc.	2335400	BICYCLE RETAILER AND INDUSTRY NEWS
VNU Business Media, Inc.	2350622	TRAINLINK
VNU Business Media, Inc.	2355021	MISCELLANEOUS DESIGN (Star & Reel Logo)
VNU Business Media, Inc.	2361215	GREATEST GAINERS
VNU Business Media, Inc.	2366107	CREATIVE SEMINAR
VNU Business Media, Inc.	2370766	APPAREL INDUSTRY INTERNACIONAL
VNU Business Media, Inc.	2388038	ALT.OFFICE
VNU Business Media, Inc.	2392385	MISCELLANEOUS DESIGN (Billboard Colored Dots)
VNU Business Media, Inc.	2409852	MISCELLANEOUS DESIGN (Star, Reel & Bar Logo)
VNU Business Media, Inc.	2418948	KIRKUS REVIEWS
VNU Business Media, Inc.	2432199	APPAREL SOURCE

Schedule I to the

Intellectual Property

Security Agreement

Owner	Registration No.	Trademark
VNU Business Media, Inc.	2439634	INSIDE MEDIA
VNU Business Media, Inc.	2441772	MISCELLANEOUS DESIGN (Star & Reel Logo)
VNU Business Media, Inc.	2445057	ERETAILING WORLD
VNU Business Media, Inc.	2445058	ERETAILING WORLD
VNU Business Media, Inc.	2447678	BILLBOARD INTERNATIONAL TAPE/DISC DIRECTORY
VNU Business Media, Inc.	2450276	SEWN PRODUCTS EQUIPMENT & TECHNOLOGY EXPO
VNU Business Media, Inc.	2452299	BACKSTAGE.COM
VNU Business Media, Inc.	2453593	DIRECTOR POWER
VNU Business Media, Inc.	2461610	JPM
VNU Business Media, Inc.	2465790	IMPRESSIONS
VNU Business Media, Inc.	2472821	SHOWEAST
VNU Business Media, Inc.	2476362	ERETAILING WORLD
VNU Business Media, Inc.	2478470	SGB SPORTSLAB & Design
VNU Business Media, Inc.	2489927	POINT OF PURCHASE MAGAZINE
VNU Business Media, Inc.	2491667	DESIGN.Y.C.
VNU Business Media, Inc.	2493701	RETAIL OPERATIONS & CONSTRUCTION
VNU Business Media, Inc.	2499441	APPAREL INDUSTRY MAGAZINE
VNU Business Media, Inc.	2506188	APPLIED BRILLIANCE
VNU Business Media, Inc.	2512105	SHOWEST AWARDS
VNU Business Media, Inc.	2533161	DIGITAL INTERIOR
VNU Business Media, Inc.	2555236	ADWEEK MAGAZINES’ TECHNOLOGY MARKETING
VNU Business Media, Inc.	2561348	COMMERCIAL PROPERTY NEWS
VNU Business Media, Inc.	2562489	FUEL CHANNELS
VNU Business Media, Inc.	2589048	HOSPITALITY DESIGN LEADERSHIP SUMMIT
VNU Business Media, Inc.	2604761	BOBBIN AMERICAS
VNU Business Media, Inc.	2620191	POP MARKETPLACE & Design
VNU Business Media, Inc.	2623117	EMB EMBROIDERY / MONOGRAM BUSINESS
VNU Business Media, Inc.	2647432	ARCHIT HOUSE & Design
VNU Business Media, Inc.	2654217	SGB SPORTING GOODS BUSINESS
VNU Business Media, Inc.	2666937	YOUR SOURCE FOR OPERATIONAL EXCELLENCE
VNU Business Media, Inc.	2670705	BOBBIN WORLD THE INTERNATIONAL SEWN PRODUCTS EXPO
VNU Business Media, Inc.	2674583	CINEMA EXPO INTERNATIONAL

Schedule I to the

Intellectual Property

Security Agreement

Owner	Registration No.	Trademark
VNU Business Media, Inc.	2676779	WOOD TECHNOLOGY
VNU Business Media, Inc.	2679633	SEWN PRODUCTS EXPO
VNU Business Media, Inc.	2690044	COUTURE
VNU Business Media, Inc.	2704083	BILLBOARD RADIO
VNU Business Media, Inc.	2731281	THE BOOKSELLER
VNU Business Media, Inc.	2768767	FILM JOURNAL INTERNATIONAL
VNU Business Media, Inc.	2788877	ADWEEK (word mark - Class 16)
VNU Business Media, Inc.	2817744	THE AUTHORITY ON MASS, DRUG & SPECIALTY RETAILING
VNU Business Media, Inc.	2822408	ASR
VNU Business Media, Inc.	2837926	CLIO (Cl. 16)
VNU Business Media, Inc.	2905358	FUEL FOR THOUGHT (Class 16)
VNU Business Media, Inc.	2928300	FUEL FOR THOUGHT (Class 41)
VNU Business Media, Inc.	2946745	WATCH AFICIONADO
VNU Business Media, Inc.	2958589	DDI
VNU Business Media, Inc.	2986343	SMART SUPPLIER
VNU Business Media, Inc.	2988375	HIGH VOLUME DECORATOR SUMMIT
VNU Business Media, Inc.	2989342	BRAND BUILDERS (word mark - 2(f))
VNU Business Media, Inc.	2997512	ADWEEK (word mark - Class 41)
VNU Business Media, Inc.	3023506	BILLBOARD MUSIC AWARDS
VNU Business Media, Inc.	3030454	CONTENT & CONTACT
VNU Business Media, Inc.	3036652	Miscellaneous Design (DIAMOND)
VNU Business Media, Inc.	3037893	ASR LINEUP
VNU Business Media, Inc.	3053954	KIRKUS
VNU Business Media, Inc.	3080359	ACTION SPORTS RETAILER
VNU Business Media, Inc.	3087371	NATIONAL JEWELER
VNU Business Media, Inc.	3096616	RADIO MONITOR
VNU Business Media, Inc.	3096803	ACCESS DESIGN
VNU Business Media, Inc.	3099497	WINTERBIKE
VNU Business Media, Inc.	3101541	DESIGNOW
VNU Business Media, Inc.	3112005	PROGRESSIVE GROCER

Schedule I to the

Intellectual Property

Security Agreement

Trademark Applications:

Owner	Application No.	Trademark
VNU Business Media	78/377,201	ADWEEK’S MARKETING Y MEDIOS
VNU Business Media	78/399,439	ADWEEK’S WORK
VNU Business Media	78/432,196	THE BOOK STANDARD
VNU Business Media	78/444,478	SIGNATURE SALONS
VNU Business Media	78/508,530	KIRKUS
VNU Business Media	78/52 1,634	ADFREAK
VNU Business Media	78/535,926	COUTURE INTERNATIONAL JEWELER
VNU Business Media	78/588,484	POP 100
VNU Business Media	78/590,597	RING MASTERS
VNU Business Media	78/594,116	BILLBOARD (Classes 9 and 41)
VNU Business Media	78/645,923	MECCA (Class 35)
VNU Business Media	78/645,931	MECCA (Class 41)
VNU Business Media	78/669,401	PRESENTATIONS
VNU Business Media	78/722,249	KIDS DRAW
VNU Business Media	78/739,070	SOURCEDIRECT (Class 35)
VNU Business Media	78/741,942	ELITE RUNNING STORE CONFERENCE
VNU Business Media	78/801,067	ICON AWARDS
VNU Business Media	78/813,359	ACTORFEST (Class 35)
VNU Business Media	78/841,058	EUROPA STAR (Class 16)
VNU Business Media	78/841,062	EUROPA STAR (Class 35)
VNU Business Media	78/841,999	TRAINING SOLUTIONS
VNU Business Media	78/861,889	COUTURE JEWELLERY COLLECTION AND CONFERENCE

Schedule I to the

Intellectual Property

Security Agreement

Licenses:

Licensee	Licensor	Registration/Application No.	Trademark
Wegener Communications, Inc.	Nielsen Media Research, Inc., pursuant to License, Development, and Distribution Agreement, dated August 2, 2005	Registrations: 2512912, 2367336, 2448024 and 2502257 Application: 78/127,453	NIELSEN / N Design NIELSEN MEDIA RESEARCH /
Trendum Ltd.	CZT/ACN Trademarks, L.L.C., pursuant to Trademark License Agreement, dated Effective February 14, 2006	Registration: 540,915 Application: 78/127,453	NIELSEN / N Design
BuzzMetrics, Inc.	Trendum Ltd., joined by CZT/ACN Trademarks, L.L.C., pursuant to Trademark Sublicense Agreement, dated as of February 14, 2006	Registration: 540,915 Application: 78/127,453	NIELSEN / N Design

Schedule I to the

Intellectual Property

Security Agreement

NON-U.S. TRADEMARKS:

Trademark Registrations:

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Argentina	1.840.171	SUPERBRANDS
VNU Business Media, Inc.	Argentina	1.731.379	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Argentina	1.911.470	OLL 2001 LATIN AMERICA
VNU Business Media, Inc.	Argentina	1.830.843	ERETAILING WORLD (Class 16)
VNU Business Media, Inc.	Argentina	1.830.845	ERETAILING WORLD (Class 35)
VNU Business Media, Inc.	Argentina	1.898.794	ONLINE LEARNING 2001 LATIN AMERICA
VNU Business Media, Inc.	Argentina	2.175.770	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Argentina	2.615.375	CLIO (Cl. 35)
VNU Business Media, Inc.	Argentina	2.615.376	MISCELLANEOUS DESIGN (Statuette) - Cl. 35
VNU Business Media, Inc.	Argentina	2.615.377	MISCELLANEOUS DESIGN (Statuette) - Cl. 38
VNU Business Media, Inc.	Argentina	2.615.378	MISCELLANEOUS DESIGN (Statuette)
VNU Business Media, Inc.	Argentina	1.975,630	CLIO (Cl. 41)
VNU Business Media, Inc.	Argentina	1.975,631	CLIO (Cl. 38)
VNU Business Media, Inc.	Argentina	1704294	MEDTRADE
VNU Business Media, Inc.	Argentina	1707199	MEDTRADE
VNU Business Media, Inc.	Australia	A449593	BILLBOARD (Cl. 41)
VNU Business Media, Inc.	Australia	B479,744	ACTION SPORTS RETAILER
VNU Business Media, Inc.	Australia	B480,949	ACTION SPORTS RETAILER
VNU Business Media, Inc.	Australia	183783	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Australia	621852	CLIO (Cl. 41)
VNU Business Media, Inc.	Australia	713555	BILLBOARD LIVE & DESIGN
VNU Business Media, Inc.	Australia	725653	BILLBOARD (Cl. 41, 42)
VNU Business Media, Inc.	Benelux	83857	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Benelux	495775	INTERBIKE
VNU Business Media, Inc.	Benelux	563807	EUROCHART HOT 100
VNU Business Media, Inc.	Benelux	565363	BILLBOARD HOT 100
VNU Business Media, Inc.	Benelux	584666	MEDTRADE
VNU Business Media, Inc.	Benelux	641268	SUPERBRANDS (stylized)
VNU Business Media, Inc.	Brazil	790.126.516	BILLBOARD (Cl. 16)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Brazil	819.050.970	BILLBOARD LIVE (Cl. 42)
VNU Business Media, Inc.	Brazil	821.130.846	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Brazil	817301348	CLIO (CL. 41)
VNU Business Media, Inc.	Brazil	819079227	BILLBOARD LIVE (Cl. 41)
VNU Business Media, Inc.	Brazil	820446092	MEDTRADE
VNU Business Media, Inc.	Bulgaria	18804	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Canada		PRESENTATIONS
VNU Business Media, Inc.	Canada	TMA116072	PROGRESSIVE GROCER
VNU Business Media, Inc.	Canada	TMA460149	AMUSEMENT BUSINESS (Stylized)
VNU Business Media, Inc.	Canada	TMA476375	WORLD WOOD REVIEW
VNU Business Media, Inc.	Canada	TMA501617	AIRPLAY MONITOR
VNU Business Media, Inc.	Canada	UCA048315	THE FOURTH ESTATE
VNU Business Media, Inc.	Canada	UCA048319	EDITOR & PUBLISHER
VNU Business Media, Inc.	Canada	TMA651,100	CLIO (Cl. 41)
VNU Business Media, Inc.	Canada	TMA580,475	THE BILLBOARD HOT 100
VNU Business Media, Inc.	Canada	TMA421,668	INTERBIKE
VNU Business Media, Inc.	Canada	TMA579,795	COUTURE
VNU Business Media, Inc.	Canada	TMA574,863	BRANDWEEK
VNU Business Media, Inc.	Canada	TMA463,924	BOBBIN
VNU Business Media, Inc.	Canada	135798	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Canada	TMA294,724	THE SPORTING GOODS DEALER & Design
VNU Business Media, Inc.	Canada	337951	CAVALCADE OF ACTS AND ATTRACTIONS
VNU Business Media, Inc.	Canada	337991	AUDARENA STADIUM GUIDE
VNU Business Media, Inc.	Canada	369833	AMUSEMENT BUSINESS
VNU Business Media, Inc.	Canada	388568	TRAINING
VNU Business Media, Inc.	Canada	402499	TRAINING THE MAGAZINE OF...
VNU Business Media, Inc.	Canada	423590	HUMAN SIDE OF BUSINESS
VNU Business Media, Inc.	Canada	428028	TOTAL TRAINER
VNU Business Media, Inc.	Canada	460704	BACK STAGE
VNU Business Media, Inc.	Canada	467703	AB AMUSEMENT BUSINESS
VNU Business Media, Inc.	Canada	470972	PLASTICS TECHNOLOGY
VNU Business Media, Inc.	Canada	475843	THE LAKEWOOD REPORT ON TECHNOLOGY FOR LEARNING
VNU Business Media, Inc.	Canada	484037	PRESENTATIONS

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Chile	524.813	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Chile	574219	ERETAILING WORLD
VNU Business Media, Inc.	China	1/196,627	BILLBOARD LIVE (Cl. 25)
VNU Business Media, Inc.	China	608977	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	China	1061791	CLIO (Cl. 41)
VNU Business Media, Inc.	China	1471917	BILLBOARD LIVE (Cl. 42)
VNU Business Media, Inc.	China	3232580	CINEASIA
VNU Business Media, Inc.	Colombia	100567	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Colombia	188955	LA BOBINA
VNU Business Media, Inc.	Czech Republic	169002	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Czech Republic	232619	CLIO (Cl. 41)
VNU Business Media, Inc.	Denmark	VR 1980 02627	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	European Community	3.752.482	ADWEEK’S WORK
VNU Business Media, Inc.	European Community	4.113.957	ADWEEK (word mark - Classes 35, 41, 42)
VNU Business Media, Inc.	European Community	91074	THE HOLLYWOOD REPORTER & Design
VNU Business Media, Inc.	European Community	91207	ADWEEK
VNU Business Media, Inc.	European Community	126383	MEDIAWEEK
VNU Business Media, Inc.	European Community	126474	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	European Community	126573	BRANDWEEK
VNU Business Media, Inc.	European Community	210013	MEDTRADE (Class 35 and 41)
VNU Business Media, Inc.	European Community	260968	BILLBOARD LIVE (Cl. 25, 41, 42)
VNU Business Media, Inc.	European Community	260984	BILLBOARD LIVE & DESIGN (Cl. 25, 41, 42)
VNU Business Media, Inc.	European Community	410522	HOT 100

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	European Community	410605	AMUSEMENT BUSINESS (Stylized)
VNU Business Media, Inc.	European Community	410654	EUROCHART HOT 100
VNU Business Media, Inc.	European Community	1238070	MISCELLANEOUS DESIGN (Statuette)
VNU Business Media, Inc.	European Community	1238195	CLIO (Cl. 35, 41)
VNU Business Media, Inc.	European Community	1872506	ADWEEK GLOBAL MARKETING
VNU Business Media, Inc.	European Community	1873579	PRESENTATIONS
VNU Business Media, Inc.	European Community	2083079	BRANDWEEK SUPERBRANDS
VNU Business Media, Inc.	European Community	2223782	COUTURE
VNU Business Media, Inc.	European Community	3396413	OUTDOOR RETAILER
VNU Business Media, Inc.	European Community	3893881	THE BOOK STANDARD
VNU Business Media, Inc.	France	1.496.735	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	France	03 3 219 078	ASR
VNU Business Media, Inc.	France	1 743 121	INTERBIKE
VNU Business Media, Inc.	France	98722784	SUPERBRANDS
VNU Business Media, Inc.	Georgia	10568	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Germany	DD653363	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Germany	397 24 304	OUTDOOR RETAILER
VNU Business Media, Inc.	Germany	792792	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Germany	2070928	CLIO (Cl. 35, 41)
VNU Business Media, Inc.	Germany	30338079.9	INTERBIKE
VNU Business Media, Inc.	Germany	39519530	AB AMUSEMENT BUSINESS
VNU Business Media, Inc.	Germany	39724303	ASR
VNU Business Media, Inc.	Hong Kong	B13075/1999	ADWEEKASIA
VNU Business Media, Inc.	Hong Kong	B13878/2000	BRANDWEEK

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Hong Kong	11604/1999	BILLBOARD LIVE & DESIGN (Cl. 25)
VNU Business Media, Inc.	Hong Kong	11894/1998	BILLBOARD LIVE & DESIGN (Cl. 41)
VNU Business Media, Inc.	Hong Kong	B02316 1993	INTERBIKE
VNU Business Media, Inc.	Hong Kong	199808708	BILLBOARD LIVE & DESIGN (Cl. 42)
VNU Business Media, Inc.	Hong Kong	199900875	BILLBOARD (Cl. 9)
VNU Business Media, Inc.	Hong Kong	199902520	BILLBOARD (stylized 2) - Cl. 9
VNU Business Media, Inc.	Hong Kong	200002005	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Hong Kong	200002006	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Hungary	140 054	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Hungary	143 886	INTERBIKE
VNU Business Media, Inc.	Indonesia	378285	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Indonesia	404500	BILLBOARD LIVE (Cl. 42)
VNU Business Media, Inc.	Indonesia	405468	BILLBOARD LIVE (Cl. 41)
VNU Business Media, Inc.	Indonesia	471165	BILLBOARD LIVE (Cl. 25)
VNU Business Media, Inc.	Israel	100268	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Israel	147076	MEDTRADE (Class 35)
VNU Business Media, Inc.	Israel	147077	MEDTRADE (Class 41)
VNU Business Media, Inc.	Italy	612093	INTERBIKE
VNU Business Media, Inc.	Italy	781292	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Italy	838321	SUPERBRANDS
VNU Business Media, Inc.	Japan	891410	BILLBOARD (Katakana)
VNU Business Media, Inc.	Japan	1664965	BILLBOARD (Class 16)
VNU Business Media, Inc.	Japan	2094570	AMUSEMENT BUSINESS
VNU Business Media, Inc.	Japan	2695414	HOT 100 (Cl. 25)
VNU Business Media, Inc.	Japan	2722646	HOT 100 (Cl. 16)
VNU Business Media, Inc.	Japan	3077332	THE HOLLYWOOD REPORTER
VNU Business Media, Inc.	Japan	3151423	BILLBOARD (stylized 1) - Cl. 16
VNU Business Media, Inc.	Japan	3151428	BILLBOARD CAFE
VNU Business Media, Inc.	Japan	3337912	BILLBOARD EXTRA
VNU Business Media, Inc.	Japan	3356239	CLIO (Cl. 41)
VNU Business Media, Inc.	Japan	3363283	BILLBOARD (Cl. 24)
VNU Business Media, Inc.	Japan	3369074	BILLBOARD (Cl. 18)
VNU Business Media, Inc.	Japan	4011444	AB AMUSEMENT BUSINESS
VNU Business Media, Inc.	Japan	4011445	AMUSEMENT BUSINESS (Stylized)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Japan	4040706	BILLBOARD (Cl. 14)
VNU Business Media, Inc.	Japan	4063452	BILLBOARD (Cl. 33)
VNU Business Media, Inc.	Japan	4077190	BILLBOARD (Cl. 21)
VNU Business Media, Inc.	Japan	4089988	BILLBOARD (Cl. 32)
VNU Business Media, Inc.	Japan	4089989	BILLBOARD (Cl. 34)
VNU Business Media, Inc.	Japan	4094465	BILLBOARD (Cl. 3)
VNU Business Media, Inc.	Japan	4128035	BILLBOARD LIVE (Cl. 42)
VNU Business Media, Inc.	Japan	4128990	BILLBOARD (Cl. 20)
VNU Business Media, Inc.	Japan	4209251	BILLBOARD LIVE & DESIGN (Cl. 41)
VNU Business Media, Inc.	Japan	4265736	BILLBOARD (Cl. 30)
VNU Business Media, Inc.	Japan	4419613	CLIO (Cl. 41)
VNU Business Media, Inc.	Japan	4431319	BRANDWEEK
VNU Business Media, Inc.	Japan	4451421	BILLBOARD (Cl. 15)
VNU Business Media, Inc.	Japan	4451422	BILLBOARD (Cl. 28)
VNU Business Media, Inc.	Japan	4454839	ERETAILING WORLD
VNU Business Media, Inc.	Japan	4455947	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Japan	4467947	BILLBOARD (Cl. 25)
VNU Business Media, Inc.	Japan	4467947	BILLBOARD (stylized 2) - Cl. 25
VNU Business Media, Inc.	Japan	4473059	MEDTRADE
VNU Business Media, Inc.	Japan	4528548	BILLBOARD (stylized 2) - Cl. 9
VNU Business Media, Inc.	Japan	4528619	BRANDWEEK SUPERBRANDS
VNU Business Media, Inc.	Japan	4533081	PRESENTATIONS IN KATAKANA
VNU Business Media, Inc.	Japan	4854284	BILLBOARD (Cls. 38 & 41)
VNU Business Media, Inc.	Japan	4854285	BILLBOARD LIVE (Cls. 38 & 41)
VNU Business Media, Inc.	Mexico	236437	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Mexico	525490	AB AMUSEMENT BUSINESS
VNU Business Media, Inc.	Mexico	551290	BILLBOARD LIVE (Cl. 42)
VNU Business Media, Inc.	Mexico	551291	BILLBOARD LIVE (Cl. 41)
VNU Business Media, Inc.	Mexico	611507	AMUSEMENT BUSINESS (Stylized)
VNU Business Media, Inc.	Mexico	650165	BILLBOARD LIVE (Cl. 25)
VNU Business Media, Inc.	Monaco	1.22574	COUTURE
VNU Business Media, Inc.	New Zealand	234137	CLIO (Cl. 41)
VNU Business Media, Inc.	Norway	106.655	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Poland	74054	BILLBOARD (stylized 2) - Cl. 16

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Poland	84005	CLIO (Cl. 41)
VNU Business Media, Inc.	Romania	R 18534	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Russia	96187	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Russia	141848	CLIO (Cl. 41)
VNU Business Media, Inc.	Russia	195388	SUPERBRANDS
VNU Business Media, Inc.	Russia	264042	PRESENTATIONS
VNU Business Media, Inc.	Singapore	T00/07179D	MEDTRADE
VNU Business Media, Inc.	Singapore	T00/07180H	MEDTRADE
VNU Business Media, Inc.	Singapore	T97/00084F	COUTURE COLLECTION & CONFERENCE
VNU Business Media, Inc.	Singapore	T97/00085D	COUTURE COLLECTION & CONFERENCE
VNU Business Media, Inc.	Singapore	T97/00553H	BILLBOARD LIVE (Cl. 25)
VNU Business Media, Inc.	Singapore	T97/00554F	BILLBOARD LIVE (Cl. 41)
VNU Business Media, Inc.	Singapore	T97/0055D	BILLBOARD LIVE (Cl. 42)
VNU Business Media, Inc.	Singapore	T97/082715	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Singapore	T97/08534E	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Singapore	0015996	PRESENTATIONS
VNU Business Media, Inc.	Slovak Republic	169002	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Slovak Republic	193650	CLIO (Cl. 41)
VNU Business Media, Inc.	South Africa	097/12159	MEDTRADE (Class 41)
VNU Business Media, Inc.	South Africa	097/12158	MEDTRADE (Class 35)
VNU Business Media, Inc.	South Korea	40-526132	THE HOLLYWOOD REPORTER & Design
VNU Business Media, Inc.	South Korea	41-84433	BILLBOARD (Cl. 41)
VNU Business Media, Inc.	South Korea	41-75211	BILLBOARD (Cl. 42)
VNU Business Media, Inc.	South Korea	41-24005	CLIO (Cl. 35)
VNU Business Media, Inc.	South Korea	41-24004	CLIO (Cl. 41)
VNU Business Media, Inc.	South Korea	48281	BILLBOARD LIVE (Cl. 41)
VNU Business Media, Inc.	South Korea	128325	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	South Korea	478357	BILLBOARD LIVE (Cl. 25)
VNU Business Media, Inc.	Spain	947045	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Spain	2149268	SUPERBRANDS
VNU Business Media, Inc.	Sweden	172 550	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Switzerland	327528	BILLBOARD (Cl. 16)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Media, Inc.	Switzerland	391631	THE NATIONAL HOME HEALTH CARE EXPOSITION
VNU Business Media, Inc.	Switzerland	397176	Design of Braided Pole
VNU Business Media, Inc.	Switzerland	519533	OUTDOOR RETAILER
VNU Business Media, Inc.	Taiwan	S66595	CLIO (Class 41)
VNU Business Media, Inc.	Taiwan	S66678	CLIO (Class 35)
VNU Business Media, Inc.	Taiwan	56966	INTERBIKE
VNU Business Media, Inc.	Taiwan	526128	BILLBOARD (stylized 2) - Cl. 16
VNU Business Media, Inc.	Thailand	491569	CINEASIA
VNU Business Media, Inc.	Ukraine	5049	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	United Kingdom	A855909	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	United Kingdom	1459821	INTERBIKE
VNU Business Media, Inc.	United Kingdom	1528959	CLIO (Cl. 35)
VNU Business Media, Inc.	United Kingdom	1528960	CLIO (Cl. 41)
VNU Business Media, Inc.	United Kingdom	2242463	BRANDWEEK SUPERBRANDS
VNU Business Media, Inc.	Uruguay	259931	BILLBOARD (Nat. 15)
VNU Business Media, Inc.	Utah	25496	SHOWEST (Utah)
VNU Business Media, Inc.	Venezuela	101762-F	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Yugoslavia	36009	BILLBOARD (Cl. 16)
VNU Business Publications Limited	Australia	706265	Easy PC
VNU Business Publications B.V.	Benelux	772497	BUSINESS BOOST (Word mark in special script)
VNU Business Publications Limited	Benelux	579877 (857525)	Easy PC
VNU Business Publications Limited	Benelux	584415 (857591)	JOBNET
VNU Exhibitions Europe B.V.	Benelux	583331	BOUWMATERIEEL (word)
VNU Exhibitions Europe B.V.	Benelux	583330	NATIONALE BADKAMER MANIFESTATIE (word/device)
VNU Exhibitions Europe B.V.	Benelux	587420	MEDICA (word)
VNU Exhibitions Europe B.V.	Benelux	157308	BETONDAG (word)
VNU Exhibitions Europe B.V.	Benelux	591173	IMAGINATION (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
Array Publications B.V.	Benelux	416999	TELECOM MAGAZINE (word)
Claritas Nederland B.V.	Benelux	596034	CATALYST (word)
Claritas Nederland B.V.	Benelux	595943	PRIZM (word)
Claritas Nederland B.V.	Benelux	596033	STORESCAN (word)
VNU Business Publications B.V.	Benelux	417493	COMPUTABLE INFORMATICA SEMINARS (device)
Array Publications B.V.	Benelux	585343	LTIPA (device)
VNU Exhibitions Europe B.V.	Benelux	599461	REGARDS (word)
Claritas Nederland B.V.	Benelux	598076	CALYX (word)
Claritas Nederland B.V.	Benelux	598078	SPECTRA (word)
VNU Business Information Europe B.V.	Benelux	598077	CLARITAS (word)
VNU Business Publications B.V.	Benelux	422005	BM BUSINESS MAGAZINE (device)
VNU Exhibitions Europe B.V.	Benelux	608811	AANDRIJFTECHNIEK (word)
VNU Exhibitions Europe B.V.	Benelux	610347	CHEMTECH (word)
VNU Exhibitions Europe B.V.	Benelux	610346	FOODTECH (word)
VNU Business Publications B.V.	Benelux	605234	networkNEWS (Word mark in special script)
Array Publications B.V.	Benelux	608661	SOFTWARE RELEASE MAGAZINE (word/device mark)
VNU Business Publications B.V.	Benelux	610363	MBA-plein (Word mark in special script)
VNU Exhibitions Europe B.V.	Benelux	156713	BEDRIJFSHUISVESTTNG (word)
VNU Exhibitions Europe B.V.	Benelux	156714	BOUWBEURS (word)
VNU Exhibitions Europe B.V.	Benelux	156715	CORROSIE DAGEN (device)
VNU Exhibitions Europe B.V.	Benelux	156754	INSTALLATIE (word)
VNU Exhibitions Europe B.V.	Benelux	156776	NATIONALE ONDERWIJS TENTOONSTELLING (word)
VNU Exhibitions Europe B.V.	Benelux	156721	NATIONALE STAALBOUWDAG (word)
VNU Exhibitions Europe B.V.	Benelux	156742	ROKA (word)
VNU Business Publications B.V.	Benelux	427025	TELECOM DAILY (word)
VNU Business Publications B.V.	Benelux	605689	MBA-PLAZA (word)
VNU Business Publications B.V.	Benelux	613210	Http:De Tijd (word)
VNU Business Publications B.V.	Benelux	606521	I-Land (word)
VNU Business Publications B.V.	Benelux	615516	InterZ (word)
VNU Business Publications B.V.	Benelux	508499	MBA-PLAZA (word)
Array Publications B.V.	Benelux	612130	LAN INTERNETWORKING MAGAZINE (word/device mark)
VNU Business Publications B.V.	Benelux	617665	INTERMEDIAIR UITZENDBURO in kleur (device)
VNU Business Publications B.V.	Benelux	34080	COMPUTABLE (word)
VNU Business Publications B.V.	Benelux	616885	SOHO (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
View Group B.V.	Benelux	432701	MILIEUMARKT (IN KLEUR) (word/device)
VNU B.V.	Benelux	619860	MIJN COMPUTER (device)
VNU Business Publications B.V.	Benelux	620867	VakScanner (word)
VNU Business Publications B.V.	Benelux	624004	ICE (word)
VNU Business Publications B.V.	Benelux	436236	ProspectView (Word mark in special script)
VNU Business Publications B.V.	Benelux	439275	PROSPECTVIEW (word)
VNU Business Publications B.V.	Benelux	627078	COMPUTABLE (in kleur) (device)
VNU B.V.	Benelux	623170	MEDIANET (word/device)
VNU Business Publications B.V.	Benelux	630310	SOHO (device)
VNU Business Publications B.V.	Benelux	625077	INTERMEDIAL STARTERS (device)
VNU Business Publications B.V.	Benelux	626968	INTERMEDIAIR (device)
VNU Business Publications B.V.	Benelux	443701	INTERIEUR-TEXTIEL (word)
VNU Business Publications B.V.	Benelux	629588	NETWORK NEWS (in kleur) (device)
VNU Business Publications B.V.	Benelux	626524	PC DEALER (in kleur) (device)
VNU Business Publications B.V.	Benelux	629311	BANENNET (in kleur) (word/device)
V.O.F.Businessview	Benelux	442242	PROSPECTFILE (word)
VNU Business Publications B.V.	Benelux	445544	PC MANAGEMENT (word)
VNU Business Publications B.V.	Benelux	631321	INTERMEDIAIR STARTERS (in kleur) (device)
VNU B.V.	Benelux	635042	EMERCE (word)
VNU B.V.	Benelux	634502	EMERCE (word)
VNU Exhibitions Europe B.V.	Benelux	630926	GELDZAKEN DE BEURS VOOR PERSOONLIJKE
			FINANCIEN (word/device)
VNU Exhibitions Europe B.V.	Benelux	641079	KREADOE (word)
VNU Business Publications B.V.	Benelux	33065	TEXPRESS (word)
VNU Business Publications B.V.	Benelux	33075	TEXTILIA (word)
VNU Business Publications B.V.	Benelux	352237	JOBDATA (word)
VNU Business Publications B.V.	Benelux	352236	MARKETING MAGAZINE (word)
VNU Exhibitions Europe B.V.	Benelux	646126	FRAMETECH (word)
VNU Business Publications B.V.	Benelux	449989	BUSINESSTRENDS (word)
VNU Business Publications B.V.	Benelux	450736	DE INGENIEURSKRANT (word)
Benelux Periodieken B.V.	Benelux	650290	DGA Magazine (word)
VNU Business Publications B.V.	Benelux	355294	INFORMATICA MAGAZINE (word)
VNU Exhibitions Europe B.V.	Benelux	653054	ECOTECH (word)
VNU Exhibitions Europe B.V.	Benelux	156778	KARWEI (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications B.V.	Benelux	645083	PW CURSUSCALENDARIUM (device)
VNU Business Publications B.V.	Benelux	645082	PW CURSUSCALENDARIUM (word)
VNU Business Publications B.V.	Benelux	645536	PW GIDS VOOR WERVING &SELECTIE (device)
VNU Business Publications B.V.	Benelux	645537	PW GIDS VOOR WERVING &SELECTIE word)
VNU Business Publications B.V.	Benelux	646576	PW NET (device)
VNU Business Publications B.V.	Benelux	646575	PW NET (word)
VNU B.V.	Benelux	646661	VNU (in kleur) (device)
VNU B.V.	Benelux	652090	VNU NET (word)
VNU Business Publications B.V.	Benelux	656276	INTERMEDIAIR STARTERS (in kleur) (word/device)
VNU Business Publications B.V.	Benelux	656277	STARTERS:HET MAGAZINE DAT WERKT (word)
VNU Business Publications B.V.	Benelux	461931	PW GIDS VOOR OPLEIDINGSINSTITUTEN (word)
VNU Business Publications B.V.	Benelux	461949	PC NETWERK (word)
VNU Exhibitions Europe B.V.	Benelux	465211	INTEROFFICE (word)
VNU Business Publications B.V.	Benelux	660485	TOI (word)
VNU Business Publications B.V.	Benelux	660486	TOI (in kleur) (device)
VNU Business Information Europe B.V.	Benelux	658060	POWER UNLIMITED (device)
VNU Business Information Europe B.V.	Benelux	666410	POWER UNLIMITED (word)
VNU Business Publications B.V.	Benelux	662282	PCM (in kleur) (device)
VNU Business Publications B.V.	Benelux	671174	PCM (word)
NationaleVacaturebank.nl B.V.	Benelux	664296	HUNTER SELECT (word)
VNU Business Publications B.V.	Benelux	471304	MILIEUPERS (word)
View Group B.V.	Benelux	666089	COMPUTER RESELLER NEWS (device)
VNU Business Information Europe B.V.	Benelux	657341	POWER UNLIMITED (device)
View Group B.V.	Benelux	471759	MILIEUMARKT (word)
VNU Business Publications B.V.	Benelux	473507	JOB-LINK (word)
VNU Business Publications B.V.	Benelux	468634	POLYTECHNISCH WEEKBLAD (word)
VNU Business Publications B.V.	Benelux	668219	ONE SITE FITS ALL (word)
View Group B.V.	Benelux	678205	COMPUTER RESELLER NEWS (in kleur) (word/device)
View Group B.V.	Benelux	678206	COMPUTER RESELLER NEWS (zwart-wit) (word/device)
VNU Exhibitions Europe B.V.	Benelux	678961	OFFICE PLAZA (word)
VNU Exhibitions Europe B.V.	Benelux	156756	FLEUR (word)
VNU Exhibitions Europe B.V.	Benelux	156730	NAJAARSBEURS/PLUS (word)
VNU Exhibitions Europe B.V.	Benelux	156731	VOORJAARSBEURS/PLUS (word)
VNU Exhibitions Europe B.V.	Benelux	674906	EXCITING BUSINESS (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications B.V.	Benelux	665501	COMPUTER IDEA (word)
VNU Business Publications B.V.	Benelux	476025	MODE NIEUWS (device)
VNU Business Publications B.V.	Benelux	476024	MODE NIEUWS (word)
VNU Exhibitions Europe B.V.	Benelux	676306	FACTORY SALE (in kleur) (word/device)
VNU Business Publications B.V.	Benelux	475427	IT FORUM (word)
VNU Business Publications B.V.	Benelux	480152	CA TECHNIEK IN BEDRIJF (word)
VNU Business Publications B.V.	Benelux	676532	INTERMEDIAIR.NL (word)
VNU Business Publications B.V.	Benelux	676531	INTERMEDIAIR.NL,ABSOLUUT BETER VOOR JE TOEKOMST (word)
VNU Exhibitions Europe B.V.	Benelux	684537	WERELDWIJDWEG (word)
VNU Business Publications B.V.	Benelux	676950	INTERMEDIAIR.NL (in kleur) (word/device)
VNU Business Publications B.V.	Benelux	675451	NO NEED TO SURF (device)
VNU B.V.	Benelux	681058	VNU THE BEST OF BOTH ECONOMIES (word)
VNU Business Publications B.V.	Benelux	677199	TEXTILIA (word)
VNU Exhibitions Europe B.V.	Benelux	671690	FOODTECH (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Benelux	690193	TELECOM TOTAAL!(in kleur) (word/device)
VNU Business Publications B.V.	Benelux	479719	INTERMEDIAIR (word)
Enterprice v.o.f.	Benelux	614872	ENTERPRICE (device)
VNU Business Publications B.V.	Benelux	682122	E-mediair (word)
View Group B.V.	Benelux	682921	CRN (word)
VNU Business Publications B.V.	Benelux	683919	INTERMEDIAIR SALARISKOMPAS (word)
VNU Exhibitions Europe B.V.	Benelux	673305	HFF (word/device)
VNU Business Information Europe B.V.	Benelux	696911	POWER MASTER (word)
Benelux Periodieken B.V.	Benelux	686667	WORKLIFE (device)
Benelux Periodieken B.V.	Benelux	685961	WORKLIFE (word)
VNU Business Publications B.V.	Benelux	685382	SCHOENVISIE (word)
VNU Business Publications B.V.	Benelux	684707	ECAREER (word/device)
VNU Business Publications B.V.	Benelux	486209	PCM (word)
VNU Business Publications B.V.	Benelux	486159	PW (word)
VNU Business Publications B.V.	Benelux	485893	INGENIEURSPERS (word)
VNU Business Publications B.V.	Benelux	685789	DAZZ (word)
VNU Exhibitions Europe B.V.	Benelux	484823	TANKSTATION TOTAAL (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications B.V.Haarlem Kaplan Career Services B.V.	Benelux	692197	THE GRAND OPENING CAREER EVENT (word)
VNU Exhibitions Europe B.V.	Benelux	695581	HOLLAND ART FAIR (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Benelux	677613	PETFAIR (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Benelux	678028	VIV WORLD VISION (word)
VNU Exhibitions Europe B.V.	Benelux	695416	INTEGRALE VEILIGHEID (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Benelux	697269	MEDICA (word/device)
VNU Exhibitions Europe B.V.	Benelux	678593	VIV (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Benelux	156743	LOGISTICA (word)
VNU Exhibitions Europe B.V.	Benelux	156734	VAKANTIE (word)
VNU Exhibitions Europe B.V.	Benelux	699148	ROKA FOOD EXPERIENCE (word)
VNU Exhibitions Europe B.V.	Benelux	699149	ROKA FOOD EXPERIENCE (word/device)
Benelux Periodieken B.V.	Benelux	371182	MANAGEMENT TEAM (word)
VNU Business Publications B.V.	Benelux	493229	CA TECHNIEK (word)
VNU Exhibitions Europe B.V.	Benelux	706382	WERELDWIJDWEG (word/device)
VNU Exhibitions Europe B.V.	Benelux	707181	WERELDWIJDWEG (in kleur) (word/device)
NationaleVacaturebank.nl B.V.	Benelux	698143	NATIONALE VACATUREBANK.NL DAT WERKT WEL (word/device)
VNU Business Publications B.V.	Benelux	496078	PC KOOP (word)
VNU Business Publications B.V.	Benelux	496901	COMPUTER KOOP (word)
VNU Exhibitions Europe B.V.	Benelux	709011	DOMESTIQUE (word)
VNU Exhibitions Europe B.V.	Benelux	709012	DOMESTIQUE (word/device)
VNU Business Information Europe B.V.	Benelux	707645	POWER UNLIMITED (device)
VNU Exhibitions Europe B.V.	Benelux	707107	DIMENSIONS (word)
VNU Business Publications B.V.	Benelux	375686	INTERMAGAZINE (word)
VNU Exhibitions Europe B.V.	Benelux	710969	FASHION ESSENTIALS (word/device)
VNU Exhibitions Europe B.V.	Benelux	710968	FUN &FANCY (word/device)
VNU Exhibitions Europe B.V.	Benelux	710970	HOME &LIVING (word/device)
VNU Exhibitions Europe B.V.	Benelux	712037	MY OFFICE EFFICIENCY &INSPIRATIE (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Benelux	712751	POMPSHOP (word/device)
VNU Exhibitions Europe B.V.	Benelux	508723	BEAUTY SALON (word)
VNU Exhibitions Europe B.V.	Benelux	156740	MACROPAK (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Exhibitions Europe B.V.	Benelux	156732	VIV (word)
VNU Business Publications B.V.	Benelux	713588	PCM (word/device)
VNU Exhibitions Europe B.V.	Benelux	713589	NOT (word)
NationaleVacaturebank.nl B.V.	Benelux	718658	FIGUUR (device)
VNU Exhibitions Europe B.V.	Benelux	511488	DE NEDERLANDSE MEUBELPRIJZEN (word)
VNU Exhibitions Europe B.V.	Benelux	714911	NATIONALE FOOD WEEK (word/device)
VNU Exhibitions Europe B.V.	Benelux	723676	JAARBEURS EXHIBITIONS &MEDIA (device)
VNU Exhibitions Europe B.V.	Benelux	723677	JAARBEURS EXHIBITIONS &MEDIA (word/device)
Benelux Periodieken B.V.	Benelux	714244	MT 500 (word)
VNU Business Publications B.V.	Benelux	717398	COMPUTABLE (device)
VNU Business Publications B.V.	Benelux	716418	DIGITALIVE (word)
NationaleVacaturebank.nl B.V.	Benelux	728803	NATIONALEVACATUREBANK.NL (word/device)
NationaleVacaturebank.nl B.V.	Benelux	737120	NATIONALEVACATUREBANK.NL (word/device)
VNU Exhibitions Europe B.V.	Benelux	525754	HOLLAND ART FAIR (word)
VNU Business Publications B.V.	Benelux	385560	PERSONAL COMPUTER MAGAZINE (word)
Benelux Periodieken B.V.	Benelux	730297	MT 100 (word)
VNU Exhibitions Europe B.V.	Benelux	525317	SPEED & DESIGN (word)
VNU Exhibitions Europe B.V.	Benelux	734218	FASHION VICTIMS (word)
VNU Exhibitions Europe B.V.	Benelux	739226	TRAVEL DELUXE (word/device)
Benelux Periodieken B.V.	Benelux	744003	MANAGEMENT TEAM (word)
View Group B.V.	Benelux	730085	CRN (word/device)
VNU Business Publications B.V.	Benelux	741264	COMPUTABLE (word)
VNU Business Publications B.V.	Benelux	743425	INTERMEDIAIR (word)
VNU Business Publications B.V.	Benelux	734308	PW (device)
VNU Business Publications B.V.	Benelux	742969	PW (word)
VNU Business Publications B.V.	Benelux	732749	INTERMEDIAIR (Word mark in special script)
VNU Exhibitions Europe B.V.	Benelux	740281	TRADE MART UTRECHT (word/device)
VNU Business Information Europe B.V.	Benelux	531063	POWER UNLIMITED (word)
VNU Exhibitions Europe B.V.	Benelux	741675	FASHION VICTIMS (word/device)
VNU Exhibitions Europe B.V.	Benelux	745835	JEM LEADMARKETING (word)
VNU Business Information Europe B.V.	Benelux	536070	POWERKID (word)
VNU Exhibitions Europe B.V.	Benelux	745913	OVERHEERLIJK! (word/device)
VNU Exhibitions Europe B.V.	Benelux	741081	FUN 2 BUY (word)
VNU Exhibitions Europe B.V.	Benelux	740850	MOTORBEURS UTRECHT (word/device)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Exhibitions Europe B.V.	Benelux	741981	I LOVE INDUSTRY (word/device)
VNU Exhibitions Europe B.V.	Benelux	746979	INbed Inbath (word)
VNU Exhibitions Europe B.V.	Benelux	740909	KAMPEER &CARAVAN JAARBEURS (word/device)
VNU Exhibitions Europe B.V.	Benelux	749409	BALANCE (word/device)
VNU Exhibitions Europe B.V.	Benelux	541469	POWDER &BULK SOLIDS EUROPE (word)
VNU Exhibitions Europe B.V.	Benelux	750130	SUPPORT (word/device)
VNU Exhibitions Europe B.V.	Benelux	749408	UITVAART (word/device)
VNU Exhibitions Europe B.V.	Benelux	539247	SFEER (word)
VNU Exhibitions Europe B.V.	Benelux	545995	INTERSURFACE (word)
VNU Business Publications B.V.	Benelux	396839	PC + (word)
VNU Exhibitions Europe B.V.	Benelux	754981	WERELDPLEIN (word/device)
VNU Business Publications B.V.	Benelux	754267	SML (word)
VNU Business Publications B.V.	Benelux	551659	GET MOBILE (word)
VNU Business Publications B.V.	Benelux	548255	VNU EUROPEAN LABS (device)
VNU Business Publications B.V.	Benelux	756803	HEAD (word)
VNU Exhibitions Europe B.V.	Benelux	553887	BOUWMACHINES (word)
VNU Exhibitions Europe B.V.	Benelux	555624	LOGISTATE (word)
VNU Exhibitions Europe B.V.	Benelux	555965	VSK (word)
VNU Exhibitions Europe B.V.	Benelux	554578	WINTERVAKANTIE (word)
VNU Business Publications B.V.	Benelux	759835	SPROUT (word)
VNU Business Publications B.V.	Benelux	760278	GUTZ (word)
VNU Exhibitions Europe B.V.	Benelux	770354	MONEYMATTERS (word/device)
VNU Exhibitions Europe B.V.	Benelux	560773	DIS (word)
VNU Business Publications B.V.	Benelux	763512	IOS (word)
VNU Business Publications B.V.	Benelux	766461	SPROUT FAST FORWARD (word)
VNU Exhibitions Europe B.V.	Benelux	568812	VAKANTIEBEURS (word)
VNU Business Publications B.V.	Benelux	769114	FOTO IDEE (word)
VNU Business Publications B.V.	Benelux	768313	FOTO IDEE (word/device)
VNU Exhibitions Europe B.V.	Benelux	768349	TRADELUXE (word)
VNU Exhibitions Europe B.V.	Benelux	768350	TRADELUXE (word/device)
VNU Business Publications B.V.	Benelux	569189	VIEW (word)
VNU Business Publications B.V.	Benelux	12624	INTERMEDIAIR (word)
VNU Exhibitions Europe B.V.	Benelux	774162	BEAUTY2BUY (word)
VNU Exhibitions Europe B.V.	Benelux	771375	TIM (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications B.V.	Benelux	773245	THE DAILY GAMER
VNU Business Publications B.V.	Benelux	574214	PZ-Net (Word mark in special script)
VNU Exhibitions Europe B.V.	Benelux	575222	INTERSTORE (word)
VNU Exhibitions Europe B.V.	Benelux	775459	FACTORY SALE (word/device)
VNU Business Publications B.V.	Benelux	583863	INTERMEDIAR’S CARRIEREDAG (word)
VNU Business Publications B.V.	Benelux	772496	BUSINESS BOOST (word/device)
VNU Business Publications B.V.	Benelux	586478	INTERMEDIAIR ONLINE (word)
Wim T.Schippers en Theo J.A.van den Boogaard	Benelux	475761	SJEF VAN OEKEL (word)
VNU Exhibitions Europe B.V.	Benelux		EXCITING BUSINESS (word)
VNU Exhibitions Europe B.V.	Benelux		FITNESSVAKDAGEN (word/device)
VNU Business Publications Limited	Brazil	820279390	Easy PC
VNU Business Information Europe BV	Chile	533135/6/7	Claritas
VNU Business Publications Limited	China	1315449	Easy PC
VNU Exhibitions Europe B.V.	China	758236	PETFAIR (in kleur) (word/device)
VNU Exhibitions Europe B.V.	China, Eygpt, Vietnam	736456	FOODTECH (word)
VNU Exhibitions Europe B.V.	China, Eygpt, Vietnam	750563	HFF (word/device)
VNU Business Publications B.V.	China, Italy, Spain	859248	SPROUT (word)
VNU Exhibitions Europe B.V.	CTM	237388	VIV (word)
VNU Business Publications Limited	CTM	301325	Mag.Net
VNU Holdco (UK) Limited	CTM	392639	Claritas
VNU Holdco (UK) Limited	CTM	390138	PRIZM
Imark Communications Limited	CTM	42919	Softworld (& Device)
Spectra Marketing Limited	CTM	556035	SPECTRA
VNU Business Publications Limited	CTM	567610	Final Reality
VNU Business Publications Limited	CTM	748939	Computer Active
VNU Exhibitions Europe B.V.	CTM	826347	VIV (word)
VNU Business Publications Limited	CTM	840512	VNU NEWSWIRE
VNU Business Information Europe BV	CTM	932830	Storeplanner
View Group BV	CTM	990408	Broadband Year
View Group BV	CTM	1289248	Channel Expo

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Holdco (UK) Limited	CTM	1480482	Claritas
VNU Exhibitions Europe B.V.	CTM	3615564	OOG (device)
VNU Exhibitions Europe B.V.	CTM	3614724	VNU EXHIBITIONS EUROPE (word/devie)
View Group BV	CTM	1289230	Dealer Expo
VNU B.V.	CTM	733378	VNU (word)
VNU B.V.	CTM	889527	VNU (in kleur) (device)
VNU B.V.	CTM	2021335	VNUNET (word)
Business Publications España	CTM/International	375291	COMPUTER IDEA, PORTUGAL
Business Publications España	CTM/International	375292	GUIAS PRACTICAS PC ACTUAL, PORTUGAL
Business Publications España	CTM/International	3665445	VNU CHANNEL PARTNER, EC TRADEMARK
Business Publications España	CTM/International	375293	VNU CHANNEL PARTNER, PORTUGAL
VNU B.V.	Czech Republic Hungary Poland Romania Slovakia	717612	VNU (in kleur) (device)
VNU Business Publications Limited	Denmark	VR 00.069	Easy PC
VNU Exhibitions Europe B.V.	Egypt, Russian Federation	692656	VIV (word)
VNU Exhibitions Europe B.V.	Egypt, Russian Federation, Turkey	763947	VIV (in kleur) (word/device)
VNU Exhibitions Europe B.V.	Egypt, Vietnam	749912	FOODTECH (in kleur) (word/device)
VNU Business Publications Limited	France	FR97691937	PC Dealer
VNU Business Publications Limited	France	97692211	Easy PC
VNU Publications France, S.A.	France	FR97693636	PC Dealer
VNU Business Press Syndication International B.V.	France, Germany, Italu	640768	BILLBOARD HOT 100 (word)
VNU Business Information Europe B.V.	France, Italy.	638961	EUROCHART HOT 100 (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications Limited	Germany	39605814	Job.Net
VNU Business Information Europe B.V.	Germany	730615	POWER UNLIMITED (device)
VNU Exhibitions Europe B.V.	Germany	30244896	PC Direkt
VNU Exhibitions Europe B.V.	Germany	30244897	PC Direkt
VNU Business Publications Limited	Hong Kong	300071513	Easy PC (Chinese)
VNU Business Publications Limited	Hong Kong	300139554	Computer Active (Chinese)
VNU Business Publications Limited	Hong Kong	300139572	Computer Active (English)
VNU Business Publications Limited	Hong Kong	300139545	Web Active (Chinese)
VNU Business Publications Limited	Hong Kong	300139563	Web Active (English)
VNU Business Publications Limited	Hungary	149247	Job.Net
VNU Business Publications Limited	Hungary	155647	Mag.Net
VNU Business Publications Limited	Hungary	M9801303	Easy PC
VNU Business Publications Limited	India	756297	Easy PC
VNU Business Publications Limited	Indonesia	506224	Komputer Aktif
VNU Business Publications Limited	Indonesia	506223	Komputer Aktif
VNU Business Publications Limited	Italy	755958	Job.Net
VNU Business Publications Limited	Italy	00750511	Easy PC
VNU Business Publications Italia S.R.L.	Italy	626027	VNU EUROPEAN LABS (device)
VNU Business Publications B.V.	Italy, UK	742357	COMPUTER IDEA (word)
VNU Business Publications Limited	Japan	4129794	Easy PC
VNU Business Publications Limited	Korea	190375	Easy PC
VNU Business Publications Limited	Malaysia	1005393	Komputer Aktif
VNU Business Publications Limited	Malaysia	2006722	Web Active
VNU B.V.	Netherlands	2436548	VNU (word)
VNU B.V.	Netherlands	2845086	VNU (in colour) (device)
VNU Exhibitions Europe B.V.	Netherlands	2191879	VIV (word)
VNU Exhibitions Europe B.V.	Netherlands	2762287	VIV (in kleur) (word/device)
VNU Business Publications Limited	New Zealand	272553	Easy PC
VNU Holdco (UK) Limited	Norway	223454	PRIZM
VNU Business Publications Limited	Philippines	4-1997-126822	Easy PC
VNU Business Publications Limited	Poland	Z-177209	Easy PC
VNU Business Publications Limited	Portugal	325841	Easy PC
VNU Business Publications Limited	Romania	054229	Easy PC
VNU Business Publications Limited	Russia	97714290	Easy PC

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications Limited	Singapore	1694/97	Easy PC
VNU Business Publications Limited	Singapore	T01/50970D	Komputer Aktif
VNU Business Publications Limited	Singapore	T01/50971B	Komputer Aktif
VNU Business Publications Limited	Singapore	T02/04540E	Computer Active
VNU Business Publications Limited	Singapore	T02/04541C	Computer Active
VNU Business Publications Limited	Singapore	T02/04543Z	Web Active
VNU Business Publications Limited	Slovakia	0973-98	Easy PC
VNU Business Publications Limited	South Africa	97/1990	Easy PC
VNU Business Publications Limited	Spain	1992195	Easy PC
VNU Business Publications Limited	Spain	2012243	Job.Net
Publicaciones Profesionales	Spain	1626285/9	ALTERNATIVAS MARKETING
Publicaciones Profesionales	Spain	962318/3	ANUNCIOS 80 SEMANARIO DE LA PUBLICIDAD
Business Publications España	Spain	2222750/4	BPE DIGITAL
Business Publications España	Spain	2222751/2	BPE DIGITAL
Business Publications España	Spain	2222746/6	BPE NET
Business Publications España	Spain	2222747/4	BPE NET
Business Publications España	Spain	2107966	BPE NEWS
Business Publications España	Spain	2107967	BPE NEWS
Business Publications España	Spain	2136138	BPE UTILIDADES Y TRUCOS INTERNET
Business Publications España	Spain	2242095	BPE UTILIDADES Y TRUCOS PC
Business Publications España	Spain	2038916	BUSINESS NET
Business Publications España	Spain	2348426/8	CHANNEL AWARDS
Business Publications España	Spain	2185208	COMPUTER ACTIVO
Business Publications España	Spain	1956799	COMPUTING ESPAÑA
Publicaciones Profesionales	Spain	2157082/5	DATA ANUNCIOS
Business Publications España	Spain	1749989/5	GUIA CHIP DE SISTEMAS DE INFORMACIÓN
Business Publications España	Spain	1749996	GUIA DE COMPRAS PC ACTUAL
Business Publications España	Spain	2052378	GUIA DE WEB Y DIRECCIONES DE INTERNET
Business Publications España	Spain	1749992	GUIAS PRACTICAS PC ACTUAL
Business Publications España	Spain	1956792	HOME COMPUTING
Business Publications España	Spain	2053070	HOME PC (DESIGN)
Business Publications España	Spain	2042045	HOME PC (TRADEMARK)
Business Publications España	Spain	2097073	INFO PYME
Business Publications España	Spain	1956787	IT COMPUTING

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
New Monday	Spain	2222744	IT JOB WORLD
New Monday	Spain	2222745/8	IT JOB WORLD
Business Publications España	Spain	2222748/2	IT NEWS
Business Publications España	Spain	2,222,749	IT NEWS
Publicaciones Profesionales	Spain	2616157/5	LOS ANUNCIOS DEL AÑO
Publicaciones Profesionales	Spain	2295476/7	LOS ANUNCIOS DEL AÑO FIESTA DE LA PUBLICIDAD Y DEL MARKETING
Business Publications España	Spain	2062596	NET ACTUAL
New Monday	Spain	2333865	NEWMONDAY
New Monday	Spain	2333866	NEWMONDAY
Business Publications España	Spain	1783853	PC ACTUAL BBS
Business Publications España	Spain	2222753/9	PC DEALER (DESIGN)
Business Publications España	Spain	2112522	PC DEALER (TRADEMARK)
Business Publications España	Spain	2222752	PC DEALER DIRECTO
Business Publications España	Spain	2299204	PC DEALER OEM
Business Publications España	Spain	2097076/5	PC PYME
Business Publications España	Spain	2543409	PC PYMES
Business Publications España	Spain	1956786/3	PERSONAL COMPUTER DEALER
Publicaciones Profesionales	Spain	1608090/4	PUBLICACIONES PROFESIONALES S.A.
Publicaciones Profesionales	Spain	1155920/9	PUBLIDATA
Business Publications España	Spain	2097072	PYME ACTUAL
Business Publications España	Spain	2022600	REDES LAN
Business Publications España	Spain	2316136	TRUCOS INTERNET
Business Publications España	Spain	2242094	TRUCOS Y UTILIDADES PC
Business Publications España	Spain	2317461	TRUCOS Y UTILIDADES WEB
Business Publications España	Spain	2354264	VNU BUSINESS PUBLICATIONS ESPAÑA
Business Publications España	Spain	2354265	VNU BUSINESS PUBLICATIONS ESPAÑA
Business Publications España	Spain	2354502	VNU BUSINESS PUBLICATIONS ESPAÑA (DESIGN)
Business Publications España	Spain	2354503	VNU BUSINESS PUBLICATIONS ESPAÑA (DESIGN)
Business Publications España	Spain	2460823	VNU CHANNEL PARTNER
Business Publications España	Spain	2460822	VNU CHANNEL PARTNER
Business Publications España	Spain	2394824	VNU CHANNEL PARTNERS
Business Publications España	Spain	2394823	VNU CHANNEL PARTNERS
Business Publications España	Spain	2341967	VNU NET

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
Business Publications España	Spain	2341988	VNU NET
Business Publications España	Spain	1222977	VNU PERSONAL COMPUTER
Business Publications España	Spain	1634631	VNU PERSONAL COMPUTER ACTUAL (PC ACTUAL)
Business Publications España	Spain	1222976	VNU PERSONAL COMPUTER MAGAZINE
Business Publications España	Spain	1273098	VNU PERSONAL COMPUTER SEMANAL
Business Publications España	Spain	2530714	VNU PERSONAL COMPUTING
Business Publications España	Spain	2348425	VNU REDES & TELECOM
Business Publications España	Spain	2062591	WEB ACTUAL
Business Publications España	Spain	2062598	WEB MAGAZINE
VNU Business Publications Limited	Sweden	315 263	Easy PC
Bopp Media v.o.f.	Sweden	322751	BOPP GUIDE (word)
VNU Holdco (UK) Limited	Switzerland	448408	Claritas
VNU Holdco (UK) Limited	Switzerland	448405	PRIZM
VNU Holdco (UK) Limited	Switzerland	453868	PRIZM
VNU Business Publications Limited	Taiwan	(87)16666	Easy PC
VNU Business Publications Limited	Taiwan	1152887	Computer Active (Chinese)
VNU Business Publications Limited	Taiwan	1152889	Computer Active (English)
VNU Business Publications Limited	Taiwan	1152886	Web Active (Chinese)
VNU Business Publications Limited	Taiwan	1152888	Web Active (English)
VNU Business Publications Limited	Tunisia	EE971313	Easy PC
VNU Business Publications Limited	Turkey	98/5219	Easy PC
VNU Exhibitions Europe B.V.	Turkey	199873	IFAF (word)
VNU Exhibitions Europe B.V.	Turkey	200748	IFAF (word)
VNU Exhibitions Europe B.V.	Turkey	200941	IFAF (word/device)
VNU Exhibitions Europe B.V.	Turkey	200800	IFAF (word/device)
VNU Exhibitions Europe B.V.	Turkey	733760	ECOTECH (word)
VNU Exhibitions Europe B.V.	Turkey	735383	VIV (word)
VNU Exhibitions Europe B.V.	Turkey	2000 13329	FOOD INGREDIENTS &ADDITIVES (word/device)
VNU Exhibitions Europe B.V.	Turkey	2000/13328	FOOD PACK (word/device)
VNU Exhibitions Europe B.V.	Turkey	2002 06884	VIV POULTRY YUTAV (word)
VNU Business Publications Limited	UK	2004977	Connexion
VNU Business Publications Limited	UK	2004972	PC Lan
VNU Business Publications Limited	UK	2005470	Pinpoint
VNU Business Publications Limited	UK	2007908	The Best to Sell Edutainment Product of the Year

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
VNU Business Publications Limited	UK	2014399	BusinessAge 40 Under 40
VNU Business Publications Limited	UK	2024811	VNU Recruitment Matters
VNU Business Publications Limited	UK	2102746	PCW
VNU Business Publications Limited	UK	2107516	VNU Computer Media Europe
VNU Business Publications Limited	UK	2110889	VNU B 2 B/VNU B2B
VNU Business Publications Limited	UK	2120383	VNU Network Solutions
VNU Business Publications Limited	UK	2136291	Final Reality
VNU Business Publications Limited	UK	2139479	Communications World
VNU Business Publications Limited	UK	2139479	World Communications
VNU Business Publications Limited	UK	2148683	VNU One to One
VNU Business Publications Limited	UK	2148683	VNU/One to One
VNU Business Publications Limited	UK	2153680	VNU Computer Active
VNU Business Publications Limited	UK	2153685	VNU/Jobworld
VNU Business Publications Limited	UK	2155195	VNU/Newswire
Imark Communications Limited	UK	2156331	CTS (& Device)
VNU Business Publications Limited	UK	2157126	The Stoney Blokes
Spectra Marketing Limited	UK	2157379	SPECTRA
View Group BV	UK	1465258	PC Direct
View Group BV	UK	1466192	PC Direct (DW)
VNU Holdco (UK) Limited	UK	2175422	PSYCL£
View Group BV	UK	1474357	Softworld (& Device)
View Group BV	UK	1493457	Softworld (& Device)
Nielsen Book Services Limited	UK	1501668	First Edition
View Group BV	UK	2268441	CRN
View Group BV	UK	1562669	Softworld (& Device)
VNU Business Publications Limited	UK	1572844	VNU Labs European (& Logo)
VNU Business Publications Ltd.	UK	1572844	VNU EUROPEAN LABS (device)
VNU Business Publications Limited	UK	1573249	European VNU Labs (& Logo)
VNU Business Publications Ltd.	UK	1573249	VNU EUROPEAN LABS (device)
VNU Business Publications Limited	UK	2280399	Home Entertainment World
VNU Business Publications Limited	UK	1588688	Personal Computer World
VNU Business Publications Limited	UK	2292943A	Easy PC
VNU Business Publications Limited	UK	2299175	NoiseMark
VNU Business Publications Limited	UK	2008080	Infomatics

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
View Group BV	UK	2001332	PC Magazine (DW)
VNU Business Publications Limited	UK	2004974	Computer Contractor
VNU Business Publications Limited	UK	2004963	Computing
VNU Business Publications Limited	UK	2004965	Personal Computer Magazine
VNU Business Publications Limited	UK	2004970	VAR World
VNU Business Publications Limited	UK	2004978	What PC? & Software
VNU Business Publications Limited	UK	2005455	Accountancy Age
VNU Business Publications Limited	UK	2005474	Financial Director
VNU Business Publications Limited	UK	2004985	Infomatics Digest
VNU Business Publications Limited	UK	2005461	Management Consultancy
VNU Business Publications Limited	UK	2004887	The Computer Users Year Book
VNU Business Publications Limited	UK	2004885	The Software Users Year Book
VNU Business Publications Limited	UK	2007877	Channel Personality of the Year
VNU Business Publications Limited	UK	2007316	Retail Business Distributor of the Year
VNU Business Publications Limited	UK	2007910	The Accountancy Age Guide to Career Development
VNU Business Publications Limited	UK	2007912	The Accountancy Age Guide to Financial Services
VNU Business Publications Limited	UK	2007915	The Accountancy Age Guide to Information Technology
VNU Business Publications Limited	UK	2007913	The Accountancy Age Guide to Small Business
VNU Business Publications Limited	UK	2007873	The Accountancy Age Guides
VNU Business Publications Limited	UK	2007879	Value Added Reseller (VAR) of the Year
VNU Business Publications Limited	UK	2014394	FAIRR Financial Accountancy Industry Readership Research
View Group BV	UK	2014033	Softworld for the Supply Chain (& Device)
VNU Business Publications Limited	UK	2017780	Jobnet/Job.Net
VNU Business Publications Limited	UK	2019252	Contracts Direct
VNU Business Publications Limited	UK	2020435	Magnet/Mag.Net
VNU Business Publications Limited	UK	2023171	Easy PC
View Group BV	UK	2025156B	Network Week
VNU Business Publications Limited	UK	2026362	PC Dealer
VNU Business Publications Limited	UK	2032636	Matrix Publishing Network
VNU Business Publications Limited	UK	2032642	MatrixServer
View Group BV	UK	2025156A	Network Week
VNU Business Publications Limited	UK	2029813	Cybermiles
VNU Business Publications Limited	UK	2030080	MPN
VNU Business Publications Limited	UK	2037799	VNU Recruitment News

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Registration No.	Trademark
View Group BV	UK	2043893	Software Developers Forum & Device
VNU Business Publications Limited	UK	2047101	Easy PC/stylised
View Group BV	UK	2053482	Computer Reseller News

Schedule I to the

Intellectual Property

Security Agreement

Trademark Applications:

Owner	Country/ Authority	Application No.	Trademark
VNU Business Media, Inc.	Australia	815971	ERETAILING WORLD
VNU Business Media, Inc.	Brazil	820.447.625	MEDTRADE
VNU Business Media, Inc.	Brazil	821.979.698	BRANDWEEK
VNU Business Media, Inc.	Brazil	821.979.701	SUPERBRANDS
VNU Business Media, Inc.	Brazil	827.340.958	MEDTRADE
VNU Business Media, Inc.	Canada	1191618	SUPERBRANDS
VNU Business Media, Inc.	Canada	1221959	THE BOOK STANDARD
VNU Business Media, Inc.	Canada	1237100	AD WEEK (word mark)
VNU Business Media, Inc.	Canada	1299051	EUROPA STAR
VNU Business Media, Inc.	Colombia	6031206	CLIO (Cl. 41)
VNU Business Media, Inc.	European Community	2759710	CINEMA EXPO INTERNATIONAL
VNU Business Media, Inc.	European Community	2759710	CINEMA EXPO INTERNATIONAL
VNU Business Media, Inc.	European Community	3654332	BILLBOARD (Cls. 38 & 41)
VNU Business Media, Inc.	European Community	4695409	EUROPA STAR (Classes 16 and 35)
VNU Business Media, Inc.	European Community	4850426	PRESENTATIONS
VNU Business Media, Inc.	France	23198158	ACTION SPORTS RETAILER
VNU Business Media, Inc.	Hong Kong	2001-06937	COUTURE
VNU Business Media, Inc.	India	991966	MEDTRADE
VNU Business Media, Inc.	Japan	2005-116233	INTERBIKE (Class 35 - Trade Shows)
VNU Business Media, Inc.	Japan	2006-14840	SOURCEDIRECT (Class 35)
VNU Business Media, Inc.	Mexico	407544	SUPERBRANDS
VNU Business Media, Inc.	Mexico	407545	BRANDWEEK
VNU Business Media, Inc.	Russia	2005727295	ADWEEK (Classes 16 and 35)
VNU Business Media, Inc.	South Africa	2002/12126	BILLBOARD (Cl. 16)
VNU Business Media, Inc.	Ukraine	-	EUROPA STAR (Classes 16 and 35)
Benelux Periodieken B.V.	Benelux	1027074	BUSINESS TOPICS (word)
VNU Business Publications B.V.	Benelux	1083929	BUSINESS BOOST (word)

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Application No.	Trademark
VNU Business Publications B.V.	Benelux	1084043	TECHNISCH WEEKBLAD (word/device)
Business Publications España	Brazil	825851459	COMPUTER IDEA, BRAZIL
Business Publications España	Brazil	825851440	GUIAS PRACTICAS PC ACTUAL, BRAZIL
Business Publications España	Brazil	825851467	VNU CHANNEL PARTNER, BRAZIL
VNU Business Publications Limited	China	3878012	Computer Active (Chinese)
VNU Business Publications Limited	China	3878011	Computer Active (Chinese)
VNU Business Publications Limited	China	3878010	Computer Active (Chinese)
VNU Business Publications Limited	China	3878009	Computer Active (Chinese)
VNU Business Publications Limited	China	3877997	Computer Active (English)
VNU Business Publications Limited	China	3878026	Computer Active (English)
VNU Business Publications Limited	China	3878025	Computer Active (English)
VNU Business Publications Limited	China	38780024	Computer Active (English)
VNU Business Publications Limited	China	3698176	Easy PC (Chinese)
VNU Business Publications Limited	China	3698174	Easy PC (Chinese)
VNU Business Publications Limited	China	3698175	Easy PC (Chinese)
VNU Business Publications Limited	China	3698154	Easy PC (Chinese)
VNU Business Publications Limited	China	4655129	Financial Director China
VNU Business Publications Limited	China	4655127	Financial Director China
VNU Business Publications Limited	China	4655130	Financial Director China
VNU Business Publications Limited	China	4655128	Financial Director China
VNU Business Publications Limited	China	3878016	Web Active (Chinese)
VNU Business Publications Limited	China	3878015	Web Active (Chinese)
VNU Business Publications Limited	China	3878014	Web Active (Chinese)
VNU Business Publications Limited	China	3878013	Web Active (Chinese)
VNU Business Publications Limited	China	3878008	Web Active (English)
VNU Business Publications Limited	China	3878007	Web Active (English)
VNU Business Publications Limited	China	3877999	Web Active (English)
VNU Business Publications Limited	China	3877998	Web Active (English)
VNU Business Publications Espania SA	CTM	3665445	VNU Channel Partner
VNU Business Publications Limited	CTM	4164737	XO Magazine
Imark Communications Limited	France		Softmonde
Imark Communications Limited	Germany		Softwelt

Schedule I to the

Intellectual Property

Security Agreement

Owner	Country/ Authority	Application No.	Trademark
VNU Business Publications Limited	Greece	150844	Channel Partner Greece (WO)
VNU Business Publications Limited	Greece	150442	Easy PC
VNU Business Publications Limited	Hong Kong	300417654	Financial Director China
VNU Business Publications Limited	India	1389330	Computer Active (DW)
VNU Business Publications Limited	Macao	N/17474	Financial Director China
VNU Business Publications Limited	Macao	N/17475	Financial Director China
VNU Business Publications Limited	Macao	N/17476	Financial Director China
VNU Business Publications Limited	Macao	N/17477	Financial Director China
VNU Business Publications Limited	Malaysia	2002 - 06724	Computer Active
VNU Business Publications Limited	Malaysia	2002 - 06721	Computer Active
VNU Business Publications Limited	Malaysia	2001 - 05392	Komputer Aktif
VNU Business Publications Limited	Malaysia	2002 - 06723	Web Active
VNU Business Publications Limited	Philippines	4-2005 - 001632	Computer Active
VNU Business Publications Limited	Poland	Z - 290 268	Financial Director
VNU Business Publications Limited	Portugal	387899	Mega Ideia
VNU Business Publications Limited	Saudi Arabia		Financial Director Middle East
VNU Business Publications Limited	South Africa	2004/18387	Computer Active
VNU Business Publications Limited	Taiwan	94025998	Financial Director China
VNU Business Publications Limited	Taiwan	94025999	Financial Director China
VNU Business Publications Limited	Taiwan	94026001	Financial Director China
VNU Business Publications Limited	Taiwan	94026004	Financial Director China
VNU Business Publications Limited	Thailand	ON HOLD	Easy PC
VNU Business Publications Limited	Turkey	F00824	Computer Active
VNU Business Publications Limited	Turkey	F00826	Web Active
VNU Business Publications Limited	UAE		Financial Director Middle East
VNU Business Publications Limited	UK	2292943B	Easy PC
TBA	UK/CTM		Information World Review
TBA	UK/CTM		Online Information

Schedule I to the

Intellectual Property

Security Agreement

Trademark Licenses in US:

Licensee	Licensor	Country/ State	NIELSEN Registration – Application No.	N Design and NIELSEN Registration – Application No.
VNU Internet-III B.V. ATR Australia Pty Ltd.	CZT/ACN Trademarks, L.L.C., pursuant to Trademark License Agreement, dated February 28, 2005	Australia	IC 35 — 000B345839 IC 42 — 000B345841	IC 9, 16, 35 – 912912
AGB SOFT Benelux SPRL		Bulgaria	IC 9, 16, 35, 42 – 72843 (Appl)	IC 9, 16, 35 – 47772
AGB Nielsen Market Research (Guangzhou) Co., Ltd.		Canada	TMA100657	TMA653400
AGB Puls d.o.o. AGB (Cyprus) Ltd.		Croatia	IC 9, 16, 35, 42 – Z 2004 1126A (Appl)	IC 9, 16, 35 – Z 2004 1096A (Appl)
MediaEdge Ltd. CDI_AGB DOMINICANA, C.p.A. INFOMEDIA S.A.		China	IC 35 – 903717 IC 37 – 843881 IC 42 – 877206	IC 9 – 3177413 IC 16 – 3177414 IC 35 – 3177412
IBOPE TIME ECUADOR S.A. ORGANOTIKI S.A. AGB Hellas S.A. MEDIA SERVICES S.A. AGB Nielsen Media Research (Hong Kong) Limited		Cyprus	CTM IC 9, 16, 35, 37, 41, 42 — 000143818	IC 9 – 63215 (Appl) IC 16 – 63216 (Appl) IC 35 – 63217 (Appl) CTM IC 9 – 2697662
AGB Hungry Kft. PT. AGB Nielsen Media Research Indonesia AGB Nielsen Media Research (Ireland) Limited AGB Holding S.p.A.		Dominican Republic	IC 9 – 2004-63575 (Appl) IC 16 – 144571 IC 35 – 2004-6376 (Appl) IC 42 – 2004-63574 (Appl)	IC 9 – 2004-65063 (Appl) IC 16 – 2004-144695 IC 35 – 2004-65062 (Appl)
AGB Italia S.r.l. RedSheriff S.r.l. MEDIALAB s.r.l. AGB IT ITALIA SRL AGB TECH Srl AGB TAM ITALIA Srl		Ecuador	IC 35 — 00209-IEPI IC 9 — 0004402-97 IC 16 — 0004401-97 IC 37 — 0001349-95 IC 42 — 0001711-97	IC 9 – 20912 IC 16 – 20911 IC 35 – 7484
AGB STAT IPSOS sal AGB Nielsen Media Research (Malaysa) Sdn. Bhd.		Greece	IC 16 — 84497 CTM IC 9, 16, 35, 37, 41, 42 — 143818	CTM IC 9, 16, 35 – 2697662
Ibope AGB México, S.A. de C.V. AGB Moldova SRL AGB Nielsen Media Research (New Zealand) Ltd.		Hong Kong	IC 9, 16, 35, 42 – 300250677 (Appl)	IC 9 – 0276312003 IC 16 – 0276412003 IC 35 – 8433/2004

Schedule I to the

Intellectual Property

Security Agreement

Licensee	Licensor	Country/ State	NIELSEN Registration – Application No.	N Design and NIELSEN Registration – Application No.
AGB Philippines, Inc. AGN Polska Sp. z.o.o. TNS AGB International S.R.L. AGB TAN S.R.L.		Hungary	IC 9, 16, 35, 42 — 156036 CTM IC 9, 16, 35, 37, 41, 42 — 143818	IC 9, 16, 35 – M02-02291 (Appl) CTM IC 9, 16, 35 – 2697662
AGB Television Joint Stock Company AGB Strategic Research d.o.o. AGB Nielsen Media Research (Singapore) Pte. Ltd.		Indonesia	IC 9 – 2344423638 (Appl) IC 16 – 2344523639 (Appl) IC 35 – 2344623640 (Appl) IC 42 – 2344723641 (Appl)	IC 9 – 542320 IC 16 – 542910 IC 35 – 542550
AGB Lab d.o.o. Media Services AGB, d.o.o. AGB Nielsen Media Research (South Africa) (Proprietary) Limited		Ireland	IC 9 — 136313 IC 16 — 136314 CTM IC 9, 16, 35, 37, 41, 42 — 000143818	CTM IC 9 – 2697662
AGB Nielsen Media Research (South Korea) Limited AB Grundstenen, 103351, reg no. 556667-4247,		Italy	CTM IC 9, 16, 35, 37, 41, 42 — 000143818	CTM IC 9 – 2697662
under name change to		Lebanon	IC 9, 16, 35, 42 – 98991	IC 9, 16, 35 – 98990
AGB Nielsen Media Research (Sweden) AB AGB Nielsen Media Research (Taiwan) Ltd. AGB Nielsen Media Research (Thailand) Ltd. AGB Anadolu A.S.		Malaysia	IC 9 – 2004/10739 (Appl) IC 16 – 2004/10740 (Appl) IC 35 – 2004/10741 (Appl) IC 42 – 2004/10742 (Appl)	IC 9 – 2002/10127 (Appl) IC 16 – 2002/10128 (Appl) IC 35 – 2002/10129 (Appl)
AGB Ukraine AGB UK Ltd. t/a ATR UK Ltd. AGB Panamericana de Venezuela Medición S.A.		Mexico	IC 42 – 400714 IC 35, 36, 42 – 341813	IC 9 – 757924 IC 16 – 818299 IC 35 – 552762 (Appl)
		Moldova	IC 9, 16, 35, 42–MD015199 (Appl)	IC 9, 16, 35 – 0000MD9631
		New Zealand	IC 9, 16, 35, 42 – 715,257 (Appl)	IC 9 – 656999 IC 16 – 657000 IC 35 – 657001
		Poland	CTM IC 9, 16, 35, 37, 41, 42 — 143818	IC 9, 16, 35 – 00Z-250938 (Appl) CTM IC 9, 16, 35 – 2697662
		Romania	IC 9, 16, 35, 42 – M2004/06168 (Appl)	IC 9, 16, 35 — RO51019
		Russia	IC 9, 16, 35, 37, 42 — 137836	IC 9, 16, 35 – 268,232

Schedule I to the

Intellectual Property

Security Agreement

Licensee	Licensor	Country/ State	NIELSEN Registration – Application No.	N Design and NIELSEN Registration – Application No.
		Serbia	IC 9, 16, 35, 42 – Z-1087/2004 (Appl)	IC 9, 16, 35 – Z-1086/2004 (Appl)
		Singapore	IC 9 – T04/12146Z (Appl) IC 16 – T04/12147H (Appl) IC 35 – T04/12148F(Appl) IC 42 – T04/12149D(Appl)	IC 9 – T02/12521B IC 16 – T02/12522J IC 35 – T02/12523I (Appl)
		Slovenia	CTM IC 9, 16, 35, 37, 41, 42 — 143818	IC 9 – 200270699 CTM IC 9 – 2697662
		South Africa	IC 35 - B86/4333	IC 9, - 2002/06726 (Appl) IC 16 – 2002/06727 (Appl) IC 35 – 2002/06728 (Appl)
		South Korea	IC 35 – 11054	IC 9, 16, 35 – 9357
		Sweden	CTM IC 9, 16, 35, 37, 41, 42 — 000143818	CTM IC 9 - 2697662
		Taiwan	IC 9 – 930339210 (Appl) IC 16 – 9370339240 (Appl) IC 35 – 9370339250 (Appl) IC 42 – 9370339260 (Appl)	IC 9 – 91020035 (Appl) IC 16 – 91020036 (Appl) IC 35 – 91020037 (Appl)
		Thailand	IC 9 – 559468 (Appl) IC 16 – 559469 (Appl) IC 35 – 559470 (Appl) IC 42 – 559471 (Appl)	IC 9 – 0KOR183692 IC 16 – 0KOR180731 IC 35 – 00BOLR20121
		Turkey	IC 16 – 143651	IC 9, 16, 35 – 2002 12175
		Ukraine	IC 9, 16, 35, 42 – UA 2004-0708066 (Appl)	IC 9, 16, 35 – UA 2002-054089 (Appl)
		United Kingdom	IC 16 – 1052660 IC 35 — 1281566 IC 41 — 1281567 CTM IC 9, 16, 35, 37, 41, 42 – 143818	CTM IC 9, 16, 35 – 2697662

Schedule I to the

Intellectual Property

Security Agreement

Licensee	Licensor	Country/ State	NIELSEN Registration – Application No.	N Design and NIELSEN Registration – Application No.
		Venezuela	IC 16 — 152885 29124	IC 9 – 07963-2002 (Appl) IC 16 – 07964-2002 (Appl) IC 35 – 07965-2002 (Appl)

Trademark Licenses in Canada:

Licensee	Licensor	Country/ State	Registration – Application No.	Trademark
Nielsen Media Research Limited (Canada)	Nielsen Media Research, Inc. (U.S.) - Trademark License Agreement Dated March 23, 2006	Canada	TMA639205	AD*VIEWS
		Canada	TMA171451	NTI
		Canada	TMA626219	SINGLE SOURCE
		Canada	TMA526880	SPORTSQUEST
		Canada	TMA539603	TV and Design
		Canada	TMA594945	TV VIEWER
Nielsen Media Research Limited (Canada)	CZT/CAN Trademarks, L.L.C. (U.S.) - Trademark License Agreement Dated March 23, 2006	Canada	TMA63400	N Design NIELSEN
		Canada	TMA100657	NIELSEN
		Canada	TMA554851	NIELSEN MEDIA RESEARCH

Schedule I to the

Intellectual Property

Security Agreement

Copyrights

UNITED STATES COPYRIGHTS

Registrations:

Owner	Title	Registration No.
BBI Marketing Services, Inc.	PINECONE RESEARCH WEBSITE	VA 1-302-295
BBI Marketing Services, Inc.	PINECONE RESEARCH WEBSITE – Rev. 1	VA 1-302-296

Applications:

None.

Licenses:

None.

OTHER COPYRIGHTS

Registrations:

None.

Applications:

None.

Licenses:

None.

Exhibit I to the

Intellectual Property

Security Agreement

SUPPLEMENT NO.      dated as of [•], to the Intellectual Property Security Agreement dated as of August     , 2006, among NIELSEN FINANCE LLC (the “U.S. Borrwer”), the other Grantors identified therein and CITIBANK, N.A., as Collateral Agent.

A. Reference is made to the Credit Agreement dated as of [                    ], 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, VNU Holding and Finance B.V., VNU, Inc., the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, each Lender from time to time party thereto, Deutsche Bank Securities Inc., as Syndication Agent, and JPMorgan Chase Bank, ABN AMRO Bank N.V. and ING Bank N.V., as Co-Documentation Agents.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intellectual Property Security Agreement referred to therein.

C. The Grantors have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 5.14 of the Intellectual Property Security Agreement provides that additional Restricted Subsidiaries may become Grantors under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Intellectual Property Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.14 of the Intellectual Property Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Intellectual Property Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Intellectual Property Security Agreement shall be deemed to include the New Subsidiary. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Collateral of the New Subsidiary consisting of Intellectual Property and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intellectual Property Security Agreement.

2

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

CITIBANK, N.A., as Collateral Agent,

by
Name:
Title:

3

Schedule I to the

Supplement No      to

the Intellectual Property

Security Agreement

INTELLECTUAL PROPERTY